EXHIBIT 10(xv)

                             AMENDED AND RESTATED

                               LICENSE AGREEMENT

                                    BETWEEN

                        TOMMY HILFIGER LICENSING, INC.

                                      AND

                          THE STRIDE RITE CORPORATION



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                               TABLE OF CONTENTS




RECITALS.....................................................................1

ARTICLE 1.  DEFINITIONS
      1.1  Affiliates of Licensee............................................1
      1.2  Agreement.........................................................1
      1.3  Annual Period.....................................................1
      1.4  Close-Outs........................................................2
      1.5  Gross Sales.......................................................2
      1.6  Guaranteed Minimum Royalty........................................2
      1.7  Inventory.........................................................2
      1.8  Inventory Schedule................................................2
      1.9  Labels............................................................2
      1.10 Licensed Products.................................................2
      1.11 Minimum Sales Level...............................................2
      1.12 Net Sales.........................................................2
      1.13 Percentage Royalty................................................2
      1.14 Seasonal Collections..............................................2
      1.15 Seconds...........................................................2
      1.16 Term..............................................................3
      1.17 Territory.........................................................3
      1.18 Trade Secrets.....................................................3
      1.19 Trademark.........................................................3

ARTICLE 2.  GRANT
      2.1  License...........................................................3
      2.2  Reservations......................................................3
      2.3  Territory.........................................................3
      2.4  Exclusivity.......................................................4
      2.5  Definitional Disputes.............................................4
      2.6  Best Efforts......................................................4
      2.7  Showrooms and In-Store Shops......................................4
      2.8  Sales and Deliveries..............................................5
      2.9  Organization......................................................6
      2.10 Merchandise Coordinator Program...................................6

ARTICLE 3.  TERM OF THE AGREEMENT
      3.1  Term..............................................................7
      3.2  Extension.........................................................7



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ARTICLE 4.  SALES
      4.1  Sales/Marketing and Production Plans..............................7
      4.2  Minimum Sales Levels..............................................7
      4.3  Certification.....................................................8

ARTICLE 5.  LICENSE FEES
      5.1  Requirement of Royalties..........................................9
      5.2  Guaranteed Minimum Royalty........................................9
      5.3  Percentage Royalty................................................9
      5.4  Royalty Statements...............................................10
      5.5  Books and Records................................................10
      5.6  Taxes............................................................11
      5.7  Underpayments....................................................11
      5.8  Manner of Payment................................................11
      5.9  Interest on Late Payments........................................11
      5.10 No Set-Off.......................................................11
      5.11 Purchases By Licensor's Outlet Stores............................11
      5.12 Purchases By Licensor's Retail Stores............................12
      5.13 Products for Licensor's Use......................................12
      5.14 Purchases By Licensor............................................12
      5.15 Financial Statements.............................................12

ARTICLE 6.  REPRESENTATIONS AND WARRANTIES
      6.1  Warranties and Representations of Licensor.......................13
      6.2  Warranties and Representations of Licensee.......................13

ARTICLE 7.  ADVERTISING
      7.1  Guaranteed Minimum Advertising Payment...........................14
      7.2  Percentage Advertising Payment...................................15
      7.3  Advertising Expenditures.........................................15
      7.4  Approval of Packaging, Labeling and Advertising..................16
      7.5  Launch...........................................................16
      7.6 Fashion Show......................................................16
      7.7 Trade Shows.......................................................17

ARTICLE 8.  QUALITY AND STANDARDS
      8.1  Distinctiveness and Quality of the Trademark.....................17
      8.2  Shops, Stores, Retail Outlets....................................17
      8.3  Samples of Manufactured Products.................................18
      8.4  Non-Conforming Products..........................................18
      8.5  Approvals........................................................19
      8.6  Approval Withdrawal..............................................19
      8.7  Samples and Artwork..............................................19
      8.8  Confidentiality..................................................20
      8.9  Manufacture of Licensed Products by Third Parties................20
      8.10 Compliance with Applicable Laws..................................24
      8.11 Inspection of Facilities.........................................24
      8.12 Rules and Regulations............................................24
      8.13 Disposal of Seconds and Close-Outs...............................24
      8.14 Assistance By Licensor...........................................25
      8.15 Meetings.........................................................25
      8.16 Design Rights....................................................25
      8.17 Pricing..........................................................26
      8.18 Cost of Designs..................................................26
      8.19 Morals...........................................................26

ARTICLE 9.  THE TRADEMARK
      9.1  Rights to the Trademark..........................................26
      9.2  Protecting the Trademark.........................................27
      9.3  Compliance with Legal Requirements...............................27
      9.4  Ownership of Copyright...........................................27
      9.5  Notice of Infringement...........................................27
      9.6  Counterfeit Protection...........................................27
      9.7  Use of Other Trademarks..........................................28
      9.8  Use of Trademark on Invoices, etc................................28
      9.9  Monitoring.......................................................28

ARTICLE 10.  INSOLVENCY
      10.1 Effect of Proceeding in Bankruptcy, etc..........................28
      10.2 Rights, Personal.................................................29
      10.3 Trustee in Bankruptcy............................................29

ARTICLE 11.  TERMINATION
      11.1 Other Rights Unaffected..........................................29
      11.2 Termination Without Notice.......................................29
      11.3 Termination With Notice..........................................30
      11.4 Effect of Termination............................................30
      11.5 Inventory Upon Termination.......................................31
      11.6 Freedom to License...............................................31
      11.7 Equitable Relief.................................................31

ARTICLE 12.  RELATIONSHIP BETWEEN THE PARTIES
      12.1 No Agency........................................................31

ARTICLE 13.

ARTICLE 14.  BENEFIT
      14.1 Benefit..........................................................32

ARTICLE 15.  ENTIRE AGREEMENT; AMENDMENT
      15.1 Entire Agreement; Amendment......................................32

ARTICLE 16.  NON-WAIVER
      16.1 Non-Waiver.......................................................32

ARTICLE 17.  ASSIGNMENT
      17.1 No Assignment Without Consent....................................32
      17.2 Sale of Assets...................................................32
      17.3 Sale of Stock/Interest...........................................33
      17.4 Assignment by Licensor...........................................33

ARTICLE 18.  INDEMNIFICATION AND INSURANCE
      18.1 Indemnification by Licensee......................................33
      18.2 Notice of Suit or Claim..........................................34
      18.3 Indemnification by Licensor......................................34
      18.4 Insurance........................................................34

ARTICLE 19.  SEVERABILITY
      19.1 Severability.....................................................35

ARTICLE 20.  NOTICES
      20.1 Notices..........................................................36

ARTICLE 21.  SUSPENSION OF OBLIGATIONS
      21.1 Suspension of Obligations........................................36

ARTICLE 22.  EXHIBITS
      22.1 Exhibits.........................................................37

ARTICLE 23.  OTHER PROVISIONS
      23.1 Headings.........................................................37
      23.2 Counterparts.....................................................37
      23.3 Construction.....................................................37
      23.4 Jurisdiction.....................................................37
      23.5 Compliance with Laws.............................................37



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EXHIBITS
EXHIBIT A...      TRADEMARK REGISTRATIONS
EXHIBIT B...      ROYALTY STATEMENT
EXHIBIT C...      SAMPLE SUBMISSION FORM
EXHIBIT D...      THIRD PARTY MANUFACTURING AGREEMENT
EXHIBIT E...      ADVERTISING EXPENDITURE
EXHIBIT F...      ORGANIZATIONAL CHART
EXHIBIT G         CERTIFICATION
EXHIBIT H         SUPPLIER CODE OF CONDUCT


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[G2410B.001]
                             AMENDED AND RESTATED
                              LICENSE AGREEMENT


            THIS AMENDED AND RESTATED LICENSE AGREEMENT entered into this ______ day of __________, 1997, by and between TOMMY HILFIGER LICENSING, INC., having an address at 913 N. Market Street, Wilmington, Delaware 19801 (hereinafter referred to as "Licensor") and THE STRIDE RITE CORPORATION, a Massachusetts corporation, having its offices at 191 Spring Street, P.O. Box 9191, Lexington, Massachusetts 02173 (hereinafter referred to as "Licensee").

                            W I T N E S S E T H :

            WHEREAS, TOMMY HILFIGER LICENSING, INC. and THE STRIDE RITE CORPORATION entered into a license agreement dated August 22, 1995, which was first amended on January 17, 1996; which was secondly amended on September 1, 1996; which was thirdly amended on January 1, 1997; and which was fourthly amended on August 18, 1997 (the license agreement and amendments are hereinafter referred to as the "License Agreement"); and

            WHEREAS, The parties desire to clarify and restate the License Agreement incorporating all terms and provisions of the August 22, 1995 Agreement and all subsequent amendments.

            NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:


                            ARTICLE 1.  DEFINITIONS

            Definitions. The following terms shall have the following meanings when used in this Agreement attached hereto:

            1.1 Affiliates of Licensee shall mean all persons and business entities, whether corporations, partnerships, joint ventures or otherwise, which now or hereafter control, or are owned or controlled, directly or indirectly by Licensee, or are under common control with Licensee.

            1.2 Agreement shall mean this agreement.

            1.3 Annual Period shall mean each twelve-month period commencing on January 1 and ending on December 31, except that the first Annual Period shall be the period commencing on the date hereof and ending on December 31, 1997.


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                                    - 5 -
[G2410B.001]
            1.4 Close-Outs shall mean first quality Licensed Products which cannot reasonably be sold to regular customers.

            1.5 Gross Sales shall mean the invoiced amount of Licensed Products shipped by Licensee before any deductions for discounts and returns, insurance and freight.

            1.6 Guaranteed Minimum Royalty shall mean the minimum royalties payable in each Annual Period as set forth in Paragraph 5.2.

            1.7 Inventory shall mean Licensee's inventory of Licensed Products and of related work in progress.

            1.8 Inventory Schedule shall mean a complete and accurate schedule of Inventory.

            1.9 Labels shall mean all labels, tags, packaging material, business supplies and advertising and promotional materials and all other forms of identification bearing the Trademark.

            1.10 Licensed Products shall mean all types and sizes of mens, womens, childrens (including boys, girls, infants and toddlers) footwear, other than performance ski boots.

            1.11 Minimum Sales Level shall mean the minimum Net Sales of Licensed Products during each Annual Period as set forth in Paragraph 4.2.

            1.12 Net Sales shall mean the Gross Sales price of Licensed Products, including but not limited to, Seconds and Close-Outs, to retailers who are not Affiliates of Licensee less returns actually allowed and actually received by Licensee, price allowances and customary and usual trade discounts granted. The combined deductions from the Gross Sales for allowances and trade discounts, including returns, from the total gross invoice price shall not exceed ten (10%) percent of the Gross Sales of the Licensed Products shipped in any Annual Period. No other deductions shall be taken. It is the intention of the parties that royalties will be based on the bona fide wholesale prices at which Licensee sells Licensed Products to independent retailers in arms' length transactions. In the event Licensee shall sell Licensed Products to its Affiliates, royalties shall be calculated on the basis of such a bona fide wholesale price irrespective of Licensee's internal accounting treatment of such sales. Licensee shall identify separately in the statements of operations provided to Licensor pursuant to paragraph 5.4 hereof all sales to Affiliates.

            1.13 Percentage Royalty shall have the definition given that term in Paragraph 5.3.

            1.14 Seasonal Collections shall mean at least two (2) collections per annum.


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            1.15 Seconds shall mean  damaged,  imperfect,  non-first  quality or defective goods.


            1.16 Term shall have the definition given that term in Paragraph 3.1 and shall, if not otherwise specifically excluded, include all Renewal Terms hereinafter defined.

            1.17 Territory shall mean the continental United States, Alaska, Hawaii, Puerto Rico, Canada and the United States possessions.

            1.18 Trade Secrets shall mean information including a formula, pattern, compilation, program, device, method, technique, or process, that derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use; and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

            1.19 Trademark shall mean the trademark registrations which are set forth in the annexed Exhibit A, and all combinations, forms and derivatives thereof which may be hereafter approved by Licensor for use by Licensee in connection with the Licensed Products subject to any conditions set forth in any written approval.

                               ARTICLE 2.  GRANT

            2.1 License. Licensor hereby grants to Licensee an exclusive non-assignable license during the Term of the Agreement, subject to all of the terms and conditions contained in this Agreement to use the Trademark in connection with the manufacture and sale of the Licensed Products in the Territory.

            2.2 Reservations. The license granted in this Article 2 does not grant any right to Licensee to use the name "TOMMY" or "HILFIGER" individually or derivatives of the Trademark. Nothing contained in this Agreement shall be construed as an assignment or grant to Licensee of any right, title or interest in or to the Trademark, it being understood and acknowledged by Licensee that all rights relating thereto are reserved by Licensor except for the rights specifically granted to Licensee in this Agreement. Licensee understands and agrees that Licensor, and its other licensees and sublicensees, may manufacture or authorize third parties to manufacture Licensed Products in the Territory for ultimate sale outside of the Territory, or to manufacture and sell or authorize third parties to manufacture and sell products of any and all types and descriptions other than the Licensed Products in or outside the Territory. In addition, to the extent it is legally permissible to do so, no license is granted hereunder for the manufacture, sale or distribution of the Licensed Products to be used for publicity purposes, other than publicity of the Licensed Products, in combination sales, premiums or giveaways, or to be disposed of under or in connection with similar methods of merchandising, such license being specifically reserved for Licensor.

            2.3 Territory. Licensee agrees that it will neither export Licensed Products from the Territory nor sell same to any entity which it knows or has any reason to believe intend to export Licensed Products from the Territory. Licensee will use its best efforts to prohibit its customers from shipping Licensed Products outside of the Territory. To that end, Licensee shall include the following legend on all invoices to its customers:

                  "The Purchaser is expressly prohibited from exporting the items sold hereunder from the continental United States, including Alaska, Hawaii, Puerto Rico and Canada."

            2.4 Exclusivity. Licensor shall neither use nor authorize third parties to use the Trademark in connection with the sale and/or importation of the Licensed Products in the Territory during the Term hereof without Licensee's prior approval. Licensor hereby agrees that Licensee shall have the exclusive right to import into and resell the Licensed Products in the Territory.

            2.5 Definitional Disputes. Licensee acknowledges that due to the nature of the marketplace, the definition of Licensed Products may change or may not be amenable to precise delineation. Licensee agrees that if there is a dispute over the definition of Licensed Products, Licensor shall render a reasonable written determination which shall be conclusive and binding on Licensee without legal recourse.

            2.6 Best Efforts. At all times while this Agreement is in effect, Licensee shall use its best efforts to exploit the License granted throughout the Territory, including but not limited to, selling a sufficiently representative quantity of all styles, fabrications and colors of the Licensed Products; offering for sale the Licensed Products so that they may be sold to the consumer on a timely basis; maintaining a sales force sufficient to provide effective distribution throughout all areas of the Territory; and cooperating with Licensor's and any of its licensees' marketing, merchandising, sales and anti-counterfeiting programs.

            2.7  Showrooms and In-Store Shops.

                  (a) Licensee shall display the Licensed Products for sale in separate showrooms for each of mens footwear, womens footwear and childrens footwear, designed and displayed in accordance with Licensor's specifications, apart from any showroom(s) in which Licensee or another business may offer other than Licensed Products for sale. Subject to prior approval by Licensor, Licensee may display the Trademark on showroom doors and office directories;

                  (b) Licensor reserves the right to designate the location of Licensee's primary showroom required by Paragraph 2.7(a) above and in satisfaction of the foregoing, Licensee agrees to sublease (the "Sublease") a portion of the premises at 25 West 39th Street, New York, New York to house the aforementioned showroom and offices. Among other provisions, the Sublease shall contain (i) a cross default provision with this Agreement and (ii) a monthly rent equal to Licensee's pro rata portion of Licensor's rent

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                  (including  common area charges and additional  rent).  Upon reasonable notice, Licensee shall be permitted to inspect Licensor's expense records in connection with such showroom and offices; and

                  (c) Licensee will, at Licensor's option, participate in any in-store shop or main floor fixturing program with any of Licensee's customers. To that end, to the extent that the same is not paid for by Licensee's customers or Licensor pursuant to the following sentence, Licensee shall pay for the necessary fixturing for the display of the Licensed Products which shall be in keeping with the specifications and design of the respective shop or main floor fixtures. In connection with the fixturing associated with mens footwear, Licensor shall contribute the first $_______________ toward the in-store shop program during the First and Second Annual Periods, which contribution shall be applied to the cost of the design and installation of the shop fixtures. To the extent that Licensor contributes more than $_______________ toward the in-store shop program for the fixturing associated with mens footwear during the First and Second Annual Periods, Licensee shall add an amount equal to such excess to its advertising obligations set forth in Article 7 ("Excess Advertising Payment"). The Excess Advertising Payments shall be in addition to, and not in lieu of any other advertising obligations of Licensee hereunder, and shall be due and payable to Licensor within thirty (30) days of the excess contribution by Licensor. Licensor will, upon reasonable request from Licensee, provide Licensee with evidence of such contribution. In connection with the fixturing associated with womens footwear, Licensee shall contribute the greater of (i) $_______________; or (ii) _____ (___%) percent of Net Sales of womens footwear toward the in-store shop program during each Annual Period hereunder. Payments associated with Fixturing Costs for all Licensed Products shall be paid directly by Licensee as incurred for the purpose of displaying the Licensed Products and within sixty (60) days of the end of each Annual Period, Licensee shall provide to Licensee a statement of fixturing constructed during that Annual Period and the cost of such fixturing. In the event that the cost of such fixturing is less than the required contribution for that Annual Period, such unused amounts shall be available to be used for fixturing in the following Annual Period in accordance with this Paragraph 2.7(c). Any apportionment of fixturing costs among the Licensed Products and other products bearing the Trademarks shall be made by Licensor in its reasonable discretion.

                  (d) In the event that Licensee shall maintain a showroom in a city in which Licensor's U.S. mens sportswear licensee shall maintain a showroom, such as Dallas, Atlanta, etc., Licensor may require Licensee's showroom to be located in the sportswear showroom or adjacent thereto.

            2.8 Sales and Deliveries. Licensee acknowledges that the availability and selection of styles, fabrications, colors and sizes are an integral part of the high reputation and value which the trade and consumers have come to associate with the Trademark. Therefore, to protect that reputation and value, Licensee agrees that its policy of sale, distribution, and exploitation shall be of a high standard and to the best advantage, and that the same shall in no way adversely reflect upon the good name, trademarks and trade names of Licensor or any of its programs. Licensee further agrees

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            that it will use due  diligence to make certain that at all times no less than ninety-five (95%) percent of the Licensed Products ordered and approved by Licensee for shipment are shipped timely in compliance with the shipping schedule recited in each order. Licensee shall at all times maintain a sales force for the sale of the Licensed Products which shall be sufficient to provide effective distribution of the Licensed Products throughout the entire Territory.

            2.9  Organization.  Licensee shall establish a separate  division of its company dedicated exclusively to the sale of Licensed Products, under the name "Tommy Hilfiger Footwear". In connection with such division, Licensee shall, at its sole cost and expense, employ individuals qualified to hold the positions set forth on the organization charts for each of mens and womens footwear annexed hereto as Exhibit F. All personnel employed by the Tommy Hilfiger Footwear division shall work exclusively with Licensor's representatives on the Licensee's business arising under this Agreement and shall report directly to the President of Licensee or his designee. The individuals holding the positions marked with an asterisk on Exhibit F will be hired with the prior approval of Licensor and will be relieved of their duties under this Agreement at the request of Licensor. In addition, Licensee shall maintain separate sales force for the sale of mens footwear, a separate sales force for the sale of womens footwear and a separate sales force for the sale of childrens footwear. The members of such sales forces may not sell or represent any products other than the Licensed Products.

            2.10 Merchandise Coordinator Program.  Licensee shall participate in
Licensor's  Merchandise  Coordinator  Program  on a  direct  cost  basis  to  be reasonably determined by Licensor. In no event shall the amount of Licensee's required participation for the First Annual Period exceed $100,000.00 and for each Annual Period thereafter exceed _____ (___%) percent of its Net Sales. Licensee shall be responsible for paying for the portion of such cost of the program as is dedicated to Licensee relative to the other licensees included in the program. Effective May 1, 1998, Licensor shall no longer include mens and boys footwear in Licensor's Merchandise Coordinator Program, however Licensee shall continue to pay to Licensor _____ (___%) percent of Net Sales of Licensed Products for the month of May 1998. Effective June 1, 1998, Licensor shall establish a separate merchandise coordination staff dedicated to the coordination of the Licensed Products (the "Program"). Thereafter, and throughout the Term, Licensee shall pay to Licensor on a quarterly basis, _____ (___%) percent of Net Sales of all Licensed Products (excluding Licensed Products sold in Licensee owned and operated stores, Seconds and Close-Outs) to support the Program. By September 30th of each Annual Period, the parties shall mutually agree upon an annual budget which shall set forth the allocation of funds in the Program for the following Annual Period ("Program Budget"). Any funds contained in the Program, but not expended during the Annual Period for which such funds were budgeted to be spent, shall roll-over into the Program Budget for following Annual Period. The Program Budget shall include all costs associated with in-store staffing and store planning allocations. All out-of-pocket expenses for the design, preparation and distribution of all materials to be used for marketing programs, as ordering mechanisms, for product knowledge or for product updates ("Sales Materials"), shall be incurred and borne by Licensee, separate and apart from the
Program Budget. Licensee shall submit all such Sales Materials to Licensor for approval prior to such Sales Materials going into final production. Licensor shall endeavor to approve such submitted Sales Materials in a timely manner, and Licensee shall endeavor to make any necessary modifications to the Sales Materials indicated by Licensor. The percentage of Net Sales paid by Licensee for the Program which are a result of sales in Canada shall be designated for use in Canada.

                       ARTICLE 3.  TERM OF THE AGREEMENT

            3.1 Term. The initial term of this Agreement shall commence on the date hereof and shall end on December 31, 2001 (the "Term"). Notwithstanding anything to the contrary contained herein, Licensor shall have the right to terminate this Agreement on ninety (90) days written notice if the actual Net Sales of Licensed Products are not equal to or greater than the applicable Minimum Sales Level set forth in Paragraph 4.2 below.

            3.2 Extension. Providing that Licensee is not then in default and is not in default for the balance of the initial Term, and providing further that Licensee has met the Minimum Sales Levels for each Annual Period during the Term hereof, Licensee shall have the right to extend this Agreement for one additional three (3) year term on one (1) year prior written notice to Licensor (the "Extension"). The notice may not be given more than fifteen (15) months prior to end of the initial Term. Licensee acknowledges that the one (1) year period for notice is necessary in order to maintain the continuity of Licensor's Licensing and Marketing programs and the goodwill associated with the Trademark. Licensee agrees that "time is of the essence" and that Licensee's failure to exercise its option to renew timely shall be construed as a decision by Licensee that it has elected not to renew and shall permit Licensor to immediately replace Licensee by executing a new License Agreement with third parties, to commence after this Agreement has concluded, without any liability to Licensee. Expiration or termination of this Agreement shall not affect any obligation of Licensee to make payments hereunder accruing prior to such expiration or termination.

                               ARTICLE 4.  SALES

            4.1 Sales/Marketing and Production Plans. On each January 1 and July 1 of each Annual Period during the Term, Licensee will submit to Licensor, for Licensor's approval, a schedule showing in detail the projected sales and marketing plans for the Licensed Products for each of the next two quarterly periods. In addition, Licensee will submit to Licensor upon execution of the Agreement a proposed production calendar for the Licensed Products. Licensee will work with Licensor to create a production calendar for Licensed Products that is agreeable to both parties. Licensee shall provide to Licensor, on a monthly basis, monthly wholesale bookings reports and retail selling reports, to the extent the same are available from the retailers.

            4.2 Minimum Sales Levels. The first bona fide shipment of mens footwear to a customer of Licensee shall occur no later than February 28, 1997. In addition, during each Annual Period, Licensee shall be required to meet the following minimum levels of Net Sales of the mens footwear ("Minimum Sales Level of Mens Footwear"):

                                                      Minimum Sales
Annual Period                                         Level of Mens Footwear

First ......                                          $ 7,000,000*
Second......                                          $13,000,000
Third ......                                          $20,000,000
Fourth                                                $25,000,000
Fifth ......                                          $29,000,000
Sixth ......                                          $32,000,000
Seventh.....                                          $35,000,000
Eighth                                                $38,000,000

*In the event that Licensee commences shipment of Licensed Products prior to October 15, 1996, the Minimum Sales Level for the First Annual Period shall be increased by $583,333.33 for each month or part thereof from the date of first shipment to October 15, 1996.

The first bona fide shipment of womens footwear to a customer of Licensee shall occur no later than September 30, 1998. For purposes of the license granted hereunder for womens footwear, the Minimum Sales Level, Net Sales and corresponding payments associated therewith, shall be accumulated for the Second and Third Annual Periods. In addition, during each Annual Period, Licensee shall be required to meet the following minimum levels of Net Sales of womens footwear:

                               Minimum Sales Level
Annual Period                                         For Womens Footwear

Second and Third                                      $  54,000,000
Fourth                                                $  75,000,000
Fifth                                                 $  96,000,000
Sixth                                                 $ 120,000,000
Seventh                                               $ 150,000,000
Eighth                                                $ 180,000,000

The Minimum Sales Level for each Annual Period shall be the greater of the amounts set forth above for such Annual Periods and eighty (80%) percent of the actual Net Sales for the immediately preceding Annual Period. In no event may the Minimum Sales Level for any Annual Period be less than Minimum Sales Level for the immediately preceding Annual Period.

            4.3 Certification. Within ninety (90) days of the end of each Annual Period, Licensee shall send to Licensor a certification by a duly authorized officer of Licensee of the Net Sales of Licensed Products during such Annual Period (the "Certification").  Within one hundred twenty
(120) days of the end of each Annual Period, Licensee shall send to Licensor the Certification further certified by Licensee's external auditors.

                           ARTICLE 5.  LICENSE FEES

            5.1  Requirement  of  Royalties.   All  Licensed  Products  sold  by
Licensee, or its Affiliates or subsidiaries, require the payment of royalties by Licensee to Licensor as set forth in this Article 5.

            5.2 Guaranteed Minimum Royalty. In consideration of the rights granted to Licensee pursuant to this Agreement, Licensee shall, during each Annual Period or portion thereof calculated on a pro rata basis, during the Term, pay to Licensor the Guaranteed Minimum Royalties listed below, payable in quarterly installments in advance on the first day of each quarter during each year during the Term hereof, except that for the First Annual Period, the Guaranteed Minimum Royalties shall be paid in four (4) equal installments on the date hereof, October 1, 1996, January 1, 1997 and April 1, 1997. The Guaranteed Minimum Royalty payable to Licensor for the sale of womens footwear shall be as follows:

                                                      Guaranteed Minimum
                                                      Royalty for Womens
            Annual Period                             Footwear

            Second & Third                            $  3,780,000
            Fourth                                    $  5,250,000
            Fifth                                     $  6,720,000
            Sixth                                     $  8,400,000
            Seventh                                   $ 10,500,000
            Eighth                                    $ 12,600,000

In the event that during any Annual Period,  the actual payments under Paragraph
5.3 hereof exceed the entire Guaranteed Minimum Royalty with respect to that Annual Period, no further Guaranteed Minimum Royalty payments need be made for such Annual Period. The Guaranteed Minimum Royalty for each Annual Period shall be equal to _____ (___%) percent of the Minimum Sales Level for such Annual Period.

            5.3 Percentage Royalty. In consideration of the rights granted to Licensee pursuant to this Agreement, Licensee shall, during each of the First and Second Annual Periods or portion thereof pay Licensor a royalty of the following listed percentages of Net Sales of mens footwear sold by Licensee.

      Annual Net Sales                                Percentage Royalties for
                                                      Mens Footwear

      $0 - $9,999,999.99                              ___%
      $10,000,000 - $19,999,999.99                    ___%
      Over $20,000,000                                ___%

Licensee shall, during each Annual Period or portion thereof beginning with the Third Annual Period pay Licensor a royalty of _____ (___%) percent of Net Sales of Licensed Products sold by Licensee. In consideration of the rights granted to Licensee pursuant to this Agreement, Licensee shall, during each Annual Period or portion thereof pay to Licensor a percentage royalty of _____ (___%) percent of the Net Sales of womens and childrens footwear sold by Licensee. Percentage royalties shall be payable in quarterly installments on January 15, April 15, July 15 and October 15 for the immediately preceding quarter of sale, less Guaranteed Minimum Royalty payments for such period. All royalties shall accrue upon the sale of the Licensed Products regardless of the time of collection by Licensee. For purposes of this Agreement, a Licensed Product shall be considered "sold" upon the date of billing, invoicing, shipping, or payment, whichever occurs first.

            5.4 Royalty Statements. Licensee will deliver to Licensor at the time each Percentage Royalty payment is due, complete and accurate statements, in the form annexed hereto as Exhibit B, signed by a duly authorized officer of Licensee and certified by him as accurate indicating all of the following information by month: (i) the total invoice price of all Licensed Products sold during the period covered by such percentage royalty payment; (ii) the amount of discounts and credits from Gross Sales which properly may be deducted therefrom, during said period; and (iii) computation of the amount of percentage royalty payable hereunder for said period. At least once annually, or more often at Licensor's request, Licensee will also deliver to Licensor a certification from its external auditors that the statement which it accompanies is in accordance with the requirements of this paragraph 5.4. Receipt or acceptance by Licensor of any statement furnished, or of any sums paid by Licensee, shall not preclude Licensor from questioning their correctness at any time; provided, however, that reports submitted by Licensee shall be binding and conclusive on Licensee in the event of any termination based on a breach by Licensee arising out of any payment or report.

            5.5 Books and Records. Licensee shall, at its sole cost and expense, maintain complete and accurate books and records (specifically including, without limitation, the originals or copies of documents supporting entries in the books of account) covering all transactions arising out of or relating to this Agreement. In addition, Licensor and its duly authorized representative have the right, during normal business hours, for the duration of this Agreement and for seven (7) years thereafter, to examine and copy said books and records and all other documents and materials in the possession of and under the control of Licensee with respect to the subject matter and terms of this Agreement. The exercise by Licensor of any right to audit at any time or times or the acceptance by Licensor of any statement or payment shall be without prejudice to any of Licensor's rights or remedies and shall not bar Licensor from thereafter disputing the accuracy of any payment or statement and Licensee shall remain fully liable for any balance due under this Agreement. The Products shall be assigned style numbers unique from any products other than the Licensed Products Licensee may manufacture and/or sell. The style number assigned to each Licensed Product shall be identical to the style number utilized to identify that Licensed Product in all Licensee's books and records. All documents evidencing the sale of Licensed Products shall state the style and number of each of such products. Licensee shall not use terms such as "assorted" or "irregular" without a style specification. All sales of the Licensed Products shall be made on sequentially numbered invoices which shall (1) contain sales only of the Licensed Products, (2) contain a statement that it shall only be paid to an account owned by Licensee or its assignee, and (3) be recorded in a separate ledger account.

            5.6 Taxes. Licensee will bear all taxes, duties and other governmental charges in the Territory relating to or arising under this Agreement, including without limitation, any state or federal income taxes
(except withholding taxes on royalties), any stamp or documentary taxes or duties, turnover, sales or use taxes, value-added taxes, excise taxes, customs or exchange control duties or any other charges relating to or on any royalty payable by Licensee to Licensor. Licensee shall obtain, at its own cost and expense, all licenses, Reserve Bank, Commercial Bank or other bank approvals, and any other documentation necessary for the importation of materials and the transmission of royalties and all other payments relevant to Licensee's performance under this Agreement. If any tax or withholding is imposed on royalties, Licensee shall obtain certified proof of the tax payment or withholding and immediately transmit it to Licensor. Nothing contained in this Paragraph 5.6 shall be interpreted to mean that Licensee is responsible for any income taxes or other taxes which would be the obligation of Licensor.

            5.7 Underpayments. If, upon any examination of Licensee's books and records pursuant to Paragraph 5.5 hereof, Licensor shall discover any royalty underpayment by Licensee, Licensee will make all payments required to be made to correct and eliminate such underpayment within ten (10) days of Licensor's demand. In addition, if said examination reveals a royalty underpayment of five percent (5%) or more for any royalty period, Licensee will reimburse Licensor for the cost of said examination within ten (10) days of Licensor's demand.

            5.8 Manner of Payment. All payments required by Licensee hereunder shall be made to Licensor in Delaware in U.S. Dollars, and all references to dollars shall mean U.S. Dollars. In the event that Licensee is required to withhold certain amounts for payment to the appropriate governmental authorities, Licensee will supply to Licensor the official receipts evidencing payment therefor.

            5.9 Interest on Late Payments. In addition to any other remedy available to Licensor, if any payment due under this Agreement is delayed for any reason, interest shall accrue and be payable, to the extent legally enforceable, on such unpaid principal amounts from and after the date on which the same became due, at a per annum equal to the lower of four (4) percentage points above the prime rate of interest in effect from time to time at Chemical Bank in New York, New York, U.S.A. and the highest rate permitted by law in New York.

            5.10 No Set-Off. The obligation of Licensee to pay royalties hereunder shall be absolute notwithstanding any claim which Licensee may assert against Licensor. Licensee shall not have the right to set-off, compensate or make any deduction from such royalty payments for any reason whatsoever.

            5.11 Purchases By Licensor's Outlet Stores. Licensee agrees that it will offer for sale an amount of Closeouts and Seconds to outlet stores owned by or affiliated with Licensor (the "Outlet Stores") equal to the amount of Closeouts and Seconds made available to Licensee's outlet stores. Prior to offering Close-Outs and Seconds for sale to other customers, Licensee shall first offer the same to the Outlet Stores. The price for such Closeouts and Seconds shall be the price charged to Licensee's most favored customers. In addition, beginning on the first day of each of Licensee's market periods, Outlet Stores may purchase Licensed Product at the wholesale price of the Licensed Product. Licensee agrees to fill the orders of the Outlet Stores in at least the same manner which Licensee fills orders from its other customers. Finally, Outlet Stores may contract for special programs of Licensed Product at a price equal to the landed cost of such product plus twenty-five (25%) percent. No royalty or advertising payment shall be due on purchases of Licensed Product (including Closeouts, Seconds or special programs) by Outlet Stores. No Licensed Product may be sold or displayed in the outlet stores of Licensor or Licensee earlier than six (6) months from the launch of that product. Licensee may not manufacture Licensed Products for its outlet stores and may only sell Close-Outs and Seconds from such stores.

            5.12 Purchases By Licensor's Retail Stores. Beginning on the first day of each of Licensee's market periods, retail stores owned by or affiliated with Licensor (the "Retail Stores") may purchase Licensed Product at the wholesale price of the Licensed Product. Licensee agrees to fill the orders of the Retail Stores and flagship retail locations owned or affiliated with Licensor "the "Flagship Stores") in at least the same manner which Licensee fills orders from its other customers. In addition, Retail Stores may contract for special programs of Licensed Product at a price equal to the landed cost of such product plus twenty-five (25%) percent and Flagship Stores (such Flagship Stores in the United States not to exceed three in number) may purchase all Licensed Products including, but not limited to, special programs, at a price equal to the landed cost of such product plus twenty (20%) percent. No royalty or advertising payment shall be due on purchases of Licensed Product (including Closeouts, Seconds or special programs) by Retail Stores or Flagship Stores.

            5.13 Products for Licensor's Use. Licensee shall supply to Licensor, at Licensee's sole cost and expense, three (3) edited sets of each Seasonal Collection of Licensed Products for Licensor's public relations and advertising purposes or for Licensor's showrooms, plus a reasonable quantity of Licensed Products for Mr. Tommy Hilfiger's personal use and a reasonable quantity of Licensed Products for "shoe" advertisements.

            5.14 Purchases By Licensor. In addition to the Licensed Products which Licensee provides to Licensor pursuant to Paragraph 5.13 above, Licensor may purchase reasonable quantities of Licensed Products from Licensee for display in Licensor's showrooms, for public relations purposes and for "non-shoe specific" advertisements at forty (40%) percent off the regular wholesale price of Licensed Products on standard industry terms. Licensee shall permit Licensor to purchase a reasonable amount of Licensed Products for the personal use of Licensor's employees from Licensee at the regular wholesale price of such Licensed Products on standard industry terms. No royalty or advertising payment shall be payable by Licensee with respect to such purchases.

            5.15 Financial Statements. Licensee shall provide Licensor (a) a certified, audited financial statement to be delivered to Licensor within five
(5) months after the end of each fiscal year of Licensee and (b) a six (6) month interim financial statement to be delivered to Licensor within sixty (60) days after the end of the six (6) month period. The year end financial information must be prepared by a chartered accountant having no interest in Licensee's business and approved by Licensor.

                  ARTICLE 6.  REPRESENTATIONS AND WARRANTIES

            6.1 Warranties and Representations of Licensor. Licensor hereby represents, warrants and covenants that:

            (a) it has the full right, power and authority to enter into this Agreement and to license Licensee with respect to all the rights granted hereunder;

            (b) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (c) all necessary corporate acts have been effected by it to render this Agreement valid and binding upon it; and

            (d) in its negotiations relative to this Agreement, it has not utilized the services of any finder, broker or agent and it owes no commissions or fees to any such person in relation hereto. Licensor agrees to indemnify Licensee against, and hold it harmless from, any and all liabilities (including, without limitation, reasonable attorneys' fees) to any person, firm or corporation claiming commissions or fees in connection with this Agreement or the transactions contemplated hereby as a result of an agreement with or services rendered to Licensor.

            (e) it is the owner of the trademarks listed on Exhibit A, which trademarks are valid, existing trademarks.

            6.2 Warranties and Representations of Licensee. Licensee hereby represents, warrants and covenants that:

            (a) it has the full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder;

            (b) it is financially capable of undertaking the business operations which it conducts and of performing its obligations hereunder;

            (c) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (d) all necessary corporate acts have been effected by it to render this Agreement valid and binding upon it; and
            (e) in its negotiations relative to this Agreement, it has not utilized the services of any finder, broker or agent and it owes no commission or fees to any such person in relation hereto. Licensee agrees to indemnify Licensor against, and hold it harmless from, any and all liabilities (including, without limitation, reasonable legal fees) to any person, firm or corporation claiming commissions or fees in connection with this Agreement or the transactions contemplated hereby as a result of an agreement with or services rendered to Licensee.

                            ARTICLE 7.  ADVERTISING

            7.1 Guaranteed Minimum Advertising Payment. In order to ensure that advertising of the Licensed Products shall be consistent with Licensor's advertising plans, Licensee shall, during each Annual Period or portion thereof calculated on a pro rata basis during the Term, pay to Licensor the Guaranteed Minimum Advertising Payments listed below, payable in quarterly installments concurrently with the Guaranteed Minimum Royalty Payments in advance on the first day of each quarter, except that for the First Annual Period, the Guaranteed Minimum Advertising Payments shall be paid in four (4) equal installments on the date hereof, September 1, 1996, January 1, 1997, and April 1, 1997. In the event that the foregoing payment schedule is not sufficient to pay for expenditures made by Licensor pursuant to the advertising plan submitted by Licensor for that Annual Period, Licensee shall accelerate, any or all of such payments, as necessary, on ten (10) days written notice. In the event that during any Annual Period, the actual payments under Paragraph 7.2 hereof exceed the entire Guaranteed Minimum Advertising Payment with respect to that Annual Period, no further Guaranteed Minimum Advertising Payment need be made for such Annual Period:

                                                      Guaranteed Minimum
Annual Period                                         Advertising Payment

First                                                 $_______________*
Second and all Annual Periods thereafter              $_______________

The Guaranteed Minimum Advertising Payment for each Annual Period shall be equal to the greater of $_______________ or _____ (___%) percent of the Minimum Sales Level for such Annual Period as provided in Paragraph 4.2 above.

*In the event that Licensee commences shipment of Licensed Products prior to October 15, 1996, the Guaranteed Minimum Advertising Payment for the First Annual Period shall be increased by $______________ for each month or part thereof from the date of first shipment to October 15, 1996.

In order to ensure that the advertising of the womens line of the Licensed Products shall be consistent with Licensor's advertising plans, Licensee shall, during each Annual Period or portion thereof calculated on a pro rata basis during the Term, pay to Licensor the Guaranteed Minimum Advertising Payments for the sales of womens footwear, listed below, payable in quarterly installments concurrently with the Guaranteed Minimum Royalty Payments payable for the sales of womens footwear, in advance on the first day of each quarter, except that for the Second and Third Annual Periods, the Guaranteed Minimum Advertising Payments for the sales of womens footwear shall be paid in four equal installments on the date hereof, January 1, 1998, January 1, 1999, and

March 25, 1999. In the event that the foregoing payment schedule is not sufficient to pay for expenditures made by Licensor pursuant to the advertising plan submitted by Licensor for that Annual Period, Licensee shall accelerate, any or all of such payments, as necessary, on ten (10) days written notice. In the event that during any Annual Period, the actual payments under Paragraph 7.2 hereof exceed the entire Guaranteed Minimum Advertising Payment with respect to that Annual Period, no further Guaranteed Minimum Advertising Payment need be made for such Annual Period:

                                                      Guaranteed Minimum
                               Advertising Payment
Annual Period                                         For Womens Footwear

Second & Third                                        $_______________
Fourth                                                $_______________
Fifth                                                 $_______________
Sixth                                                 $_______________
Seventh                                               $_______________
Eighth                                                $_______________

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
------------------------------------------------------------------------.

            7.2 Percentage Advertising Payment. During each Annual Period or portion thereof during the Term and any Extension, Licensee pay to Licensor a Percentage Advertising Payment equal to _____ (___%) percent of Net Sales of Licensed Products. Percentage Advertising Payments shall be payable in quarterly installments on January 15, April 15, July 15 and October 15 for the immediately preceding quarter of sale, less Guaranteed Minimum Advertising Payments for such period.

            7.3 Advertising Expenditures. Licensor shall spend the amounts received from Licensee pursuant to Paragraphs 7.1 and 7.2 above, as well as the Excess Advertising Payments received pursuant to Paragraph 2.7(c) above, for the purpose of promoting the Licensed Products and the Trademark in any manner Licensor, in its sole discretion, deems appropriate.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
--------------------.
Such expenditures shall include, without limitation, creative, marketing, advertising, public relations, special events and promotions, media and production, administration and other costs related to all of the foregoing. All amounts received by Licensor from Licensee pursuant to Paragraphs 7.1 and 7.2 above, which are a result of sales in

            Canada shall be directed by Licensor to be spent in Canada. Within sixty (60) days of the end of each Annual Period, Licensor shall provide to Licensee a statement of advertising including the Licensed Products placed during that Annual Period and the cost of such advertising. In the event that the cost of such advertising is less than the total advertising payments made by Licensee to Licensor for that Annual Period, Licensor agrees to place additional advertising in an amount equal to the shortage during the first quarter of the next Annual Period. Any apportionment of advertising costs among the Licensed Products and other products bearing the Trademark shall be made by Licensor in its sole discretion. Licensor shall make its best efforts to have Licensed
Products appear in advertising placed by Licensor if the model's feet are visible and the model is wearing shoes.

            7.4 Approval of Packaging, Labeling and Advertising. All packaging, labeling and advertising shall be in strict compliance with specifications to be provided by Licensor. No advertising, including cooperative advertising, may be used without the prior written consent of Licensor first had and obtained in each instance. Licensee agrees that it will cease selling Licensed Products to any of its customers who place or use unauthorized advertisements including the Licensed Products or the Trademarks. The use of any other packaging or labeling is expressly prohibited. All packaging and labeling shall use the Trademark, but no other trademark or trade name shall be used except as may be required by applicable law or permitted by Licensor. Licensee shall not be permitted to use its name(s) on the Licensed Products, packaging and other materials displaying the Trademark other than as specifically approved by Licensor. Any packaging and labeling materials provided by Licensor to Licensee shall be so provided at Licensee's expense and the price therefor shall be Licensor's cost of producing and providing the same. Licensor reserves the right to require Licensee to purchase Labels to be used on the Licensed Products only from sources designated by Licensor, provided that such sources provide the Labels to Licensee in a reasonably competitive manner as to price and delivery.

            7.5 Launch. In addition to the advertising requirements of Paragraphs 7.1 and 7.2, Licensee agrees to host a launch event or distribute a gift package to the fashion and financial press and to major retail accounts during the initial selling season for the first Seasonal Collection to be sold under this Agreement. Such event shall be comparable to similar launch events hosted by Licensor's other licensees of the Trademark and shall reasonably reflect the prestige of the Trademark and the relative significance of Licensed Products to Licensor. Licensor shall develop advertisements to be used in connection with the consumer launch of the Licensed Products.

            7.6 Fashion Show. Licensee shall, at Licensee's sole cost and expense, provide reasonable quantities of mens footwear for fashion shows held by Licensor and/or its other licensees. For fashion shows held by Licensor or its other licensees in which womens footwear is required, Licensee shall provide womens footwear, including footwear to be manufactured specifically for use in fashion shows, at Licensee' sole cost and expense, however such cost and expense shall not exceed fifty thousand ($50,000) dollars for womens footwear during each Annual Period.

            7.7 Trade Shows. Licensee may not participate in trade shows without the prior written consent of Licensor.

                       ARTICLE 8.  QUALITY AND STANDARDS

            8.1 Distinctiveness and Quality of the Trademark. Licensee shall maintain the distinctiveness of the Trademark and the image and high quality of the goods and merchandise bearing the mark presently manufactured and sold by Licensor and its other licensees, and the prestigious marketing of same as hitherto and presently maintained by Licensor and its other licensees. Licensee agrees that, with respect to all Licensed Products manufactured or sold by it, the same will be of high quality as to workmanship, fit, design and materials used therein, and shall be at least equal in quality, workmanship, fit, design and material to the samples of Licensed Products submitted by Licensee and approved by Licensor pursuant to Paragraph 8.3 hereof. All manufacturing and production shall be of a quality in keeping with the prestige of the Trademark. In addition, Licensee acknowledges that in order to preserve the goodwill attached to the Trademark, the Licensed Products should be sold at prices and terms reflecting the prestigious nature of the Trademark, and the reputation of the Trademark as appearing on goods of high quality and reasonable price, it being understood, however, that Licensor is not empowered to fix or regulate the prices for which the Licensed Products are to be sold, either at the wholesale or retail level.

            8.2 Shops, Stores, Retail Outlets. The Licensed Products sold by Licensee may be sold only to those specialty shops, department stores and retail outlets which carry high quality and prestige merchandise and whose operations are consistent with Licensor's reputation and its sales policies and with the prestige of the Trademark and only to those customers expressly approved by Licensor. Prior to the opening of each selling season (and whenever Licensee shall wish to sell Licensed Products to customers not previously approved by Licensor), Licensee shall submit a written list of the proposed customers to Licensor for Licensor's prior written approval, which approval may be given or withheld at Licensor's sole discretion, based upon whether it deems that the proposed customer shall enhance the quality and prestige of the Trademark. Licensor shall have the right to withdraw any such approval on thirty (30) days written notice to Licensee. Licensee shall not (a) market or promote or seek customers for the Licensed Products outside of the Territory; (b) establish a branch, wholly owned by subsidiary, distribution or warehouse with inventories of Licensed Products outside of the Territory; (c) sell or distribute any Licensed Products to wholesalers, jobbers, diverters, catalog vendors or any other entity which does not operate retail stores exclusively; (d) use the Licensed Products as giveaways, prizes or premiums, except for promotional programs which have received the prior written approval of Licensor; or (e) sell the Licensed Products to any third party or Affiliate of Licensee or any of its directors, officers, employees or any person having an equity participation in or any other affiliation to Licensee, without the prior written approval of Licensor. Licensee shall include and shall enforce the following on all invoices to its customers:

            "Limitations on Sale by Buyer. (A) Seller expressly reserves the right to limit the amount of merchandise delivered to only such quantities as are necessary to meet the reasonably expect demand at Buyer's store locations.

            (B) This Merchandise is sold to Buyer for resale to the ultimate consumer only. Buyer shall be expressly prohibited from selling the merchandise purchased hereunder to a retailer or other dealer in like merchandise, or to any party who Buyer knows, or has reason to know, intends to resell the merchandise.

            (C) The merchandise purchased hereunder may not be sold by Buyer from any of its store location(s) which Seller has advised Buyer does not qualify as an acceptable location."

            8.3 Samples of Manufactured Products. Before Licensee shall sell or distribute any Licensed Products in any Seasonal Collection, Licensee shall submit samples of each of such Licensed Products to Licensor for its prior written approval, which approval may be withheld by Licensor in its sole and absolute discretion. Any such request for approval shall be submitted to Licensor on the form annexed hereto as Exhibit C. Such samples shall be submitted sufficiently far in advance to permit Licensee time to make such changes as Licensor deems necessary. Any approval given hereunder shall apply only to that Seasonal Collection for which it is submitted to Licensor. Once samples have been approved, Licensee will manufacture only in accordance with such approved samples and will not make any changes for manufacture without Licensor's prior written approval. All samples of Licensed Products submitted to Licensor pursuant to this Paragraph 8.3 shall be provided at Licensee's sole cost and expense. Licensee shall submit to Licensor additional samples of Licensed Products upon Licensor's reasonable request. No Licensed Products (including samples) shall be distributed and/or sold by Licensee pursuant to this Agreement unless such Licensed Products are in substantial conformity with and at least equal in quality to the samples previously approved by Licensor in accordance with this Paragraph 8.3.

            8.4 Non-Conforming Products. In the event that any Licensed Product is, in the judgment of Licensor, not being manufactured, distributed or sold with first quality workmanship or in strict adherence to all details and characteristics furnished by Licensor, Licensor shall notify Licensee thereof in writing and Licensee shall promptly repair or change such Licensed Product to conform thereto. If a Licensed Product as repaired or changed does not strictly conform after Licensor's request and such strict conformity cannot be obtained after at least one (1) resubmission, the Trademark shall be promptly removed from the item, at the option of Licensor, in which event the item may be sold by Licensee, provided such miscut or damaged item does not contain any labels or other identification bearing the Trademark without Licensor's prior approval. Notwithstanding anything in this paragraph 8.4 to the contrary, sales of all products of Licensor's design whether or not bearing the Trademark, shall nonetheless be subject to royalty payments pursuant to Article 5 hereof. Licensor may purchase at Licensee's expense any Licensed Products found in the marketplace which, in Licensor's judgment, are inconsistent with approved quality standards and bill such costs to Licensee. Licensee must pay all royalties due on sales of nonconforming goods. Licensor may require Licensee to recall any Licensed Products not consistent with approved quality standards. Licensee shall use its best efforts to comply.

            8.5 Approvals. All approvals required or permitted by this Agreement must be in writing from Licensor to Licensee. All matters requiring approval of Licensor or the exercise of its discretion shall be at the sole subjective discretion of Licensor. A submission for approval shall be deemed disapproved unless Licensor delivers a notice of approval within ten (10) business days from date stamped receipt at Licensor's office. Licensor will make reasonable efforts to provide a timely response. Licensor shall provide an explanation for disapprovals. Licensor has no obligation to approve, review or consider any item which does not strictly comply with the required submission procedures provided that Licensor designates the procedure which was not followed. Approval by Licensor shall not be construed as a determination that the approved matter complies with all applicable regulations and laws. No disapproved item shall be manufactured, sold, used, distributed or advertised. Licensee may revise any disapproved item and resubmit it. Licensee must strictly comply with all of Licensor's decisions. The parties will adjust the approval forms as appropriate. Upon reasonable notice, Licensor may withdraw approval of any previously approved item. In the event that it is reasonably necessary for Licensor to do on-site approvals, Licensee will pay any and all expenses and airfare incurred by Licensor with respect to such on-site approvals.

            8.6 Approval Withdrawal. If the style, appearance or quality of any Licensed Product ceases to be acceptable to Licensor, Licensor shall have the right in the exercise of its sole discretion to withdraw its approval of such Licensed Product. In the event that a style of Licensed Product comprises twenty (20%) percent or more of a "category", Licensor may only withdraw approval of such Licensed Product in the reasonable exercise of its discretion. For the purposes hereof, a "category" shall (a) dress shoes; (b) casual shoes; or (c) athletic shoes. Upon receipt of written notice from Licensor of its election to withdraw such approval, Licensee shall immediately cease the use of the Trademark in connection with the promotion, advertising, sale, manufacture, distribution or use of such Licensed Product(s). Notice of such election by Licensor to withdraw approval shall not relieve Licensee from its obligation to pay royalties on sales of such Licensed Product(s) made by Licensee to the date of disapproval or thereafter as permitted. Licensee may, however, complete work in process and utilize materials on hand provided that it submits proof of such work in progress and fabric inventory to Licensor.

            8.7 Samples and Artwork. Licensor shall, at least four (4) times during each Annual Period, make available to Licensee certain samples, designs, colors, fabric samples, tags, labels, packaging and artwork available to Licensor, and the cost of providing such materials shall be borne by Licensee at the cost incurred by Licensor to provide the same. All right, title and interest in and to samples, sketches, designs, and other materials furnished by or to Licensee or submitted by or to Licensor whether created by Licensor or Licensee in connection with such Licensed Product, including any modifications or improvements thereof which may be created by Licensor or Licensee, are hereby assigned to and shall be the sole property of Licensor as between Licensee and Licensor, and are licensed hereunder solely and exclusively for use in connection with the manufacture and sale of Licensed Products in the Territory. Licensor may use and permit others to use said designs and other materials in any manner it desires, provided that such use does not conflict with any rights granted Licensee hereunder. Licensee specifically acknowledges that such designs and other materials may be used by Licensor and other licensees on Licensed Products in jurisdictions outside the Territory and on products other than Licensed Products anywhere in the world. In addition to the foregoing, for marketing purposes, Licensor shall, upon reasonable request, make available to Licensee such of the following which are available to Licensor: (a) reports on marketing policy of Licensor; (b) reports on color, style and fabric trends; (c) samples of advertising materials; (d) display ideas; (e) labels, hangtags and packaging.

            8.8 Confidentiality. Licensee acknowledges that it will receive from Licensor prints, designs, ideas, sketches, and other materials or Trade Secrets which Licensor intends to use on or in connection with lines of merchandise other than the Licensed Products and which have not as yet found their way into the channels of distribution. The parties recognize that these materials are valuable property of Licensor. Licensee acknowledges the need to preserve the confidentiality and secrecy of these materials and agrees to take all necessary steps to ensure that use by it, or by its contractors will in all respects preserve such confidentiality and secrecy. Licensee shall take all reasonable precautions to protect the secrecy of the materials, samples, and designs described in this Article 8 prior to their commercial distribution or the showing of samples for sale, and shall not sell any merchandise employing or adapted from any of said designs except under the Trademark. Licensor shall take all reasonable precautions to protect the secrecy of the original designs created by Licensee for Licensed Products prior to their advertisement, commercial distribution or the showing of samples for sale. Neither Licensor nor Licensee shall, at any time during the term of this Agreement, disclose or use for any purpose, other than as contemplated by this Agreement, any revealed or otherwise acquired confidential information and data relating to the business of the other.

            8.9  Manufacture of Licensed Products by Third Parties.

                   (a) For purposes of this Agreement a "Third Party Manufacturer" shall be defined as an entity or an individual which or whom
Licensee either hires or pays to manufacture the Licensed Products. A "subcontractor" shall be defined as an entity or an individual which or whom a Third Party Manufacturer either hires or pays to perform the manufacturing tasks which the Third Party Manufacturer could otherwise perform itself at its own facility or through its own employees and staff. A "supplier" shall be defined as an individual or entity who produces components for the Licensed Products, and provides such components to manufacturer in order to assemble the finished Licensed Products. Examples of a supplier include, but are not limited to, fabric/trim manufacturers, yarn manufacturers, button manufacturers, or zipper manufacturers, provided that such named manufacturers do not contribute further to the manufacture of the finished Licensed Products.

                  (b) Attached hereto as Exhibit H is Licensor's Supplier Code of Conduct (the "Code") which applies to any entity manufacturing merchandise under the Tommy Hilfiger(R) label (including the components thereof). Licensee shall ensure that Licensee and all Third Party Manufacturers, subcontractors and suppliers shall comply with the terms of the Code and shall evidence such compliance by, (1) upon execution of this Agreement, Licensee executing the Code and having all Third Party Manufacturers, subcontractors and suppliers executed the Code in the form as attached or such other form as may be provided by Licensor from time to time, and returning such document to Licensor, and (2) publicly displaying and having all Third Party Manufacturers, subcontractors and suppliers display the Code, in the most current form provided by Licensor, in a clearly visible location in Licensee's manufacturing facilities (if applicable) and in the manufacturing facilities of Licensee's Third Party Manufacturers, subcontractors and suppliers, at all times during the Term of this Agreement.

                  (c) Licensee acknowledges that it has in effect (or will promptly develop), to the satisfaction of Licensor, a program of monitoring manufacturing facilities whether operated by Licensee, by Third Party Manufacturers, subcontractors and suppliers which is sufficient to ensure their compliance with the Code and all applicable state, local and foreign laws and regulations pertaining to wages, overtime compensation, benefits, hours, hiring and employment, workplace conditions and safety, the environment, collective bargaining, freedom of association and that their products or and the components thereof are made without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor. Such compliance shall be evidenced by Licensee, upon execution of this Agreement, executing and abide by the Certification in the form as attached hereto as Exhibit G, and executing and abiding by any such other form as may be provided by Licensor from time to time.

                  (d) Within thirty (30) days after establishing a new arrangement with a Third Party Manufacturer or subcontractor, Licensee shall inspect each Third Party Manufacturer or subcontractor and provide approval, in writing, signed by an authorized employee or agent of Licensee that such Third Party Manufacturer or subcontractor is in compliance with Paragraph 8.9(c) above, and shall obtain and provide to Licensor the signature of an authorized representative from each of such parties on a Third Party Manufacturing Agreement in the form as Exhibit D attached hereto, or such other form as may be provided by Licensor from time to time. Within thirty (30) days after establishing a new arrangement with a supplier, Licensee shall obtain and provide to Licensor the signature of an authorized representative from each supplier on a Certification in the form as Exhibit G attached hereto, or such other form as may be provided by Licensor from time to time. In the event Licensee has knowledge of, has reason to believe, or should have reason to know that any Third Party Manufacturer, subcontractor or supplier is in breach of the Third Party Manufacturing Agreement or Certification, as the case may be, Licensee shall immediately notify Licensor and Licensee shall, at its sole expense, take immediate action to rectify such breach, including, where Licensor deems it necessary, immediate termination of its relationship with such Third Party Manufacturer, subcontractor or supplier. If Licensee fails to take immediate action or such action is not successful, Licensee shall assign its rights to proceed against such Third Party Manufacturer, subcontractor or supplier to Licensor and Licensor shall, at Licensee's expense, have the right to pursue all available remedies to protect its rights. Notwithstanding the foregoing, Licensee acknowledges that it shall remain primarily liable and completely obligated under all of the provisions of this Agreement in respect of the production of Licensed Products hereunder.

                  (e) In order to maintain Licensor's high standard of quality control and to insure that appropriate measures are taken against counterfeiting, Licensee shall provide notice to Licensor, on a quarterly basis, including all of the following information: (i) the name and address of each Third Party Manufacturer, subcontractor and supplier; (ii) the type of Licensed Products manufactured by such Third Party Manufacturer and subcontractor; (iii) quantity of Licensed Products to be manufactured by each such entity; (iv) the type of components provided by each supplier; and (iv) any other relevant information regarding all such entities.

                  (f) Licensee shall ensure that all merchandise manufactured hereunder shall be manufactured in compliance with all federal, state and local laws which pertain to the manufacture of clothing, apparel, and other merchandise including the Flammable Fabrics Act, as amended, and regulations thereunder and Licensee guarantees, that with regard to all products, fabrics or related materials used in the manufacture of Licensed Products, for which flammability standards have been issued, amended or continued in effect under the Flammable Fabrics Act, as amended, reasonable and representative tests, as prescribed by the Consumer Product Safety Commission, have been performed which show that Licensed Products at the time of their shipment or delivery conform to the above-referenced flammability standards as are applicable.

                  (g) All Licensed  Products  manufactured  in the United States
(whether by Licensee, by Licensee's manufacturer or by manufacturers' contractors) shall be in compliance with all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation; and, all Licensed Products manufactured outside the United States, (whether by Licensee, by Licensee's manufacturer or by manufacturers' contractors) shall be manufactured in compliance with the wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of child
(persons under the age of fifteen or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor.

                  (h) Licensee will require that all commercial invoices (bills of lading) which accompany all Licensed Products must include the following language (either preprinted or "stamped"):

            "We hereby certify that the merchandise (including components thereof) covered by this shipment was manufactured in compliance with the Tommy Hilfiger Supplier Code of Conduct and: (1) if the merchandise was manufactured in the United States, it was manufactured in compliance with (a) sections 6, 7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under section 14 thereof, and (b) state and local laws pertaining to child labor, minimum wage and overtime compensation; or (2) if the merchandise was manufactured outside the United States, it was manufactured in compliance with the wage and hour laws of the country of manufacture and without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor. We further certify that we have in effect a program of monitoring our subcontractors and suppliers and other designated contract facilities which manufacture Tommy Hilfiger(R) brand merchandise for compliance with the foregoing. We also certify that the merchandise is in compliance with all laws governing the designation of country of origin and, if applicable, is being shipped under legally issued and valid export license or visa."

            (i) Licensee shall not utilize or permit any Third Party Manufacturer, subcontractors or suppliers to utilize in the manufacture or treatment of any Licensed Products (including the components thereof) manufactured hereunder any Azo dyes that can be split into any of the following amines:

                            CAS #                                       CAS #
4-Aminobiphenlyl            92-67-1    3,3'-Dimethoxybenzidine          119-90-4
Benzidine                   92-87-5    3,3'-Dimethylbenzadine           119-93-7
4-Chloro-o-toluidine        95-69-2    3,3'-Dimethyl-                   838-88-0
2-Naphthylamin              91-59-8       4,4'diaminodiphenylmethane
o-Aminoazotoluol            97-56-3    p-Kresidin                       120-71-8
2-amino-4-nitrotoluol       99-55-8    4,4'Methaylen-bis-(2-chloranilin)101-14-4
p-Chloroaniline             106-47-8   4,4'Oxydianiline                 101-80-4
2,4-Diaminoanisole          615-05-4   4,4'Thiodianiline                139-65-1
4,4'-Diaminodiphenylmethane 101-77-9   o-Toluidine                      95-53-4
3,3'-Dichlorbenzidin        91-94-1    2,4-Toluylenediamine             95-80-7
Aminoanabenzane                        2,4,5-Trimethylaniline           137-17-7
                                   o-Anisidine


                   (j) Licensee's use or any of Licensee' Third Party Manufacturers, subcontractors or suppliers use of the following chemicals in connection with the manufacturer or treatment of any of the Licensed Products (including the components thereof) manufactured hereunder, shall be in accordance with the following standards or such other standards Licensor may designate from time to time:

                        (i)   Formaldehyde:  Must be less than 300  p.p.m.  when
                              tested   in  by  the   Acetylacetone   method   in
                              accordance with Japanese law 112.

                        (ii) Pentachlorophenol (Pesticides): Must be less than 5 p.p.m.

                  and; (iii) Nickel: In the event any metal parts of a garment or other merchandise coming into contact with the skin, contain nickel in excess of 0.5 micrograms per square centimeter/week, Licensor must be so notified and special warning labels need to be attached to the garment.

            8.10 Compliance with Applicable Laws. All Licensed Products manufactured, distributed or sold by, or on behalf of, Licensee shall be marked, labeled, packaged, advertised, distributed and sold in accordance with this Agreement, in accordance with all applicable laws, rules and regulations in the Territory, and in such a manner as will not tend to mislead or deceive the public. At the request of Licensor, Licensee shall cause to be placed on all Licensed Products appropriate notice designating Licensor as the trademark, copyright or design patent owner thereof, as the case may be. The manner of presentation of said notice shall be determined by Licensor.

            8.11 Inspection of Facilities. Licensee shall regularly, and not less than two (2) times per year, inspect the facilities it utilizes and those facilities utilized by

            Third Parties for compliance with Paragraph 8.9 and shall take all action necessary to cure any deficiencies. Licensee further agrees that it shall terminate any agreement with any third party found to be in default of the terms of this provision on three (3) separate inspections. Licensor and its duly authorized representatives shall have the right, during normal business hours and upon reasonable notice, to inspect all facilities utilized by Licensee, Licensee's third party manufacturers, and such third party manufacturers' contractors and suppliers in connection with the manufacture, sale, storage or distribution of Licensed Products, and to examine (i) the Licensed Products at all stages manufacture; (ii) the manufacturing facility, residential facilities (if any) and any manufacturing and/or residential facility; (iii) the books and records relating to employee wages, employee timecards, evidence of employee age, shipping documents, cutting reports and other documentation relating to the manufacture and shipment of the Licensed Products; and (iii) the books and records relating to the use of chemicals and dyestuffs in the fabrics, trims, garments and other components of the Licensed Products manufactured hereunder.

            8.12 Rules and Regulations. To the extent permitted by applicable law, Licensor may, from time to time, promulgate rules and regulations to Licensee relating to the manner of use of the Trademark. Licensee shall comply with all such rules and regulations.

            8.13 Disposal of Seconds and Close-Outs.

                  (a) Seconds. Licensee shall only sell Licensed Products which are Seconds in a way which shall not reduce the value of the Trademark or detract from its reputation and shall obtain the express prior written consent of Licensor with respect to the terms and method of such disposal. All Seconds approved for sale by Licensor shall be clearly marked "Seconds" or "Irregular". The percentage of Seconds of any of the Licensed Products which may be disposed of pursuant to this Paragraph 8.13(a) shall not, in any event, exceed five (5%) percent of the total number of units of Licensed Products distributed or sold by Licensee.

                  (b) Close-Outs. All Close-Outs, which shall for the purpose hereof be defined as excess first quality Licensed Products which cannot reasonably be sold to regular customers, shall be sold only with Licensor's prior written approval, which Licensor may withhold in its sole discretion, through retail outlets and traditional and accepted dealers in such merchandise and upon such terms and conditions as Licensee, in its reasonable discretion, determines appropriate and shall not be sold to any person which Licensee knows, or has reason to know, will export such Close-Outs from the Territory. The percentage of Close-Outs of any of the Licensed Products which may be disposed of pursuant to this Paragraph 8.13(b) shall not, in any event, exceed fifteen (15%) percent of the total number of units of Licensed Products distributed or sold by Licensee.

            8.14 Assistance By Licensor. Licensee shall have the right to cause its personnel to reasonably visit Licensor's offices, factories, showroom, and other places of business, and also to attend Licensor's sales meetings in order to obtain additional know-how and assistance. The scheduling of such visits shall be at times mutually convenient to the parties hereto. In connection with such visits, Licensee shall bear all airfare to and from, and subsistence expenses of Licensee's representatives. In the event Licensee requests Mr. Tommy Hilfiger or any other member(s) of Licensor's staff to make a personal appearance, to attend any function, to visit Licensee's manufacturing plants or facilities or to attend any design meetings, Licensee shall pay all of the reasonable expenses in connection therewith, including air travel and hotel accommodations, and other reasonable services of Licensor's choosing. Licensee shall reimburse Licensor for all reasonable expenses so incurred by Licensor. On at least two (2) months notice, Licensor shall have Mr. Tommy Hilfiger appear at Licensee's launch party. At Mr. Tommy Hilfiger's personal appearances for other licensed products, Licensor shall make reasonable efforts to have the Licensed Products visually enhanced.

            8.15 Meetings. Licensor may from time to time but no more than twice a year hold a meeting of Licensor's Licensees/Distributors. Licensee agrees upon receipt of reasonable notice to attend any such meeting(s) at its own expense.

            8.16 Design Rights. Licensee acknowledges and agrees that Licensor owns or shall own all design rights, regardless of whether such designs were created by Licensor or by or on behalf of Licensee. Licensee agrees to make, procure and execute all assignments necessary to vest ownership of design rights in Licensor. Licensee shall place appropriate notices, reflecting ownership of design rights by Licensor, on all the Licensed Products, packaging, tags, labels and advertising and promotional materials. Licensee shall not do or allow to be done anything which may adversely affect any of Licensor's design rights. All designs used by Licensee for the Licensed Products shall be used exclusively for the Licensed Products and may not be used under any other trademark or private label without the prior written consent of Licensor. Licensee shall disclose and freely make available to Licensor any and all developments or improvements it may make relating to the Licensed Products and to their manufacture, promotion and sales, including, without limitation, developments and improvements in any machine, process or product design, that may be disclosed or suggested by Licensor or regarding any patent or trademark which Licensee is entitled to utilize.

            8.17 Pricing. Licensee acknowledges that in order to preserve the goodwill attached to the Trademark, the Licensed Products should be sold at prices and terms reflecting the prestigious nature of the Trademark, it being understood, however, that Licensor is not empowered to fix or regulate the prices for which the Licensed Products are to be sold, either at the wholesale or retail level.

            8.18 Cost of Designs. Licensor will only be responsible for its ordinary pre-adoption costs associated with the preparation and submission of designs by Licensor to Licensee of inspirational sketches or prototypes only. Licensee shall pay for all other pre and post-adoption design costs for Licensor's designs and all design costs for Licensee's designs, as well as all extraordinary costs such as expedited shipping charges associated with the delivery of the designs.

            8.19 Morals. Mr. Tommy Hilfiger's conduct shall be with due regard to public conventions and morals, and Mr. Tommy Hilfiger has not done and shall not do or commit any act that will degrade him before a substantial portion of society or bring him into public hatred. If Mr. Tommy Hilfiger shall materially breach this provision, Licensee may terminate this License on six (6) months written notice to Licensor.


                           ARTICLE 9.  THE TRADEMARK

            9.1 Rights to the Trademark. Licensee acknowledges the great value of the goodwill associated with the Trademark, and acknowledges that the Trademark and all the rights therein, and goodwill attached thereto, belong exclusively to Licensor. Licensee will not, at any time, do, or otherwise suffer to be done any act or thing which may, in any way, adversely affect any rights of Licensor in and to the Trademark or any registrations thereof or which, directly or indirectly, may reduce the value of the Trademark or detract from its reputation. Nothing contained in this Agreement shall be construed as an assignment or grant to Licensee of any right, title or interest in or to the Trademark, or any of Licensor's other trademarks, it being understood that all rights relating thereto are reserved by Licensor, except for the License hereunder to Licensee of the right to use and utilize the Trademark only as specifically and expressly provided herein. Licensee shall not file or prosecute a trademark or service mark application or applications to register the Trademark in respect of the Licensed Products or any other goods or services. Licensee shall not, during the term of this Agreement or thereafter, (a) attack Licensor's title or right in and to the Trademark in any jurisdiction or attack the validity of this License or the Trademark or (b) contest the fact that Licensee's rights under this Agreement (i) are solely those of a manufacturer and distributor and, (ii) subject to the provisions of Article 11 hereof, cease upon termination of this Agreement. The provisions of this paragraph 9.1 shall survive the termination of this Agreement.

            9.2 Protecting the Trademark. Licensee shall cooperate fully and in good faith with Licensor for the purpose of securing, preserving and protecting Licensor's rights in and to the Trademark. At the request of Licensor, Licensee shall execute and deliver to Licensor any and all documents and do all other acts and things which Licensor deems necessary or appropriate to make fully effective or to implement the provisions of this Agreement relating to the ownership or registration of the Trademark.

            9.3 Compliance with Legal Requirements. Licensee will use the Trademark in the Territory strictly in compliance with the legal requirements therein. Whenever any Trademark is used on any item of packaging or labeling or in any advertisement, it must be followed, in the case of a registered trademark by the registration symbol, i.e., R, and in the case of all other trademarks by the symbol TM, or other appropriate symbols of similar import acceptable to Licensor. Licensee shall duly display all other notices with respect to the Trademark, on the Licensed Products and otherwise, as are or may be required by the trademark laws and regulations applicable within the Territory. Upon expiration or termination of this Agreement for any reason whatsoever, Licensee will execute and deliver to Licensor any and all documents required by Licensor terminating any and all trademark registrations, Registered User agreements and other documents regarding this Trademark.

            9.4 Ownership of Copyright. Any copyright which may be created in any sketch, design, print, package, label, tag or the like designed or approved or used with the Trademark by Licensor will be the property of Licensor. Licensee will not, at any time, do, or otherwise suffer to be done, any act or thing which may adversely affect any rights of Licensor in such sketches, designs, prints, packages, labels, tags and the like and will, at Licensor's request, do all things reasonably required by Licensor to preserve and protect said rights.

            9.5 Notice of Infringement. Licensee shall notify Licensor in writing of any infringement or imitation of the Trademark or the use by any person of any trademarks or tradenames confusingly similar to the Trademark promptly as same may come to the attention of Licensee. Licensor will thereupon take such action as it deems advisable for the protection of the Trademark and its rights therein, and Licensee shall assist Licensor in the prosecution of any such suit, as Licensor may reasonably request, at Licensor's expense. In no event, however, will Licensor be required to take any action if it deems it inadvisable to do so and Licensee will have no right to take any action with respect to the Trademark without the prior written consent of Licensor. In the event a third party infringes the use of the Trademark in the Territory on items similar to the Licensed Products, Licensor shall take all advisable and necessary measures to protect the Trademark and Licensee agrees that, at Licensor's request, it will pay the reasonable costs incurred therefor, including judicial expenses and legal fees.

            9.6 Counterfeit Protection. Licensee shall use its best efforts to prevent counterfeiting. All Licensed Products shall bear and use any reasonable counterfeit preventive system, devices or labels designated by Licensor. At its option, Licensor may supply the system, devices or labels (provided that they are supplied on a timely basis), which Licensee must use and for which Licensee shall pay all reasonable costs in advance.

            9.7 Use of Other Trademarks. At all times while this Agreement is in effect, neither Licensee, nor any company affiliated with Licensee, owned or controlled by Licensee, under common ownership with or having common stockholders as Licensee, in which the owner of Licensee is a partner, or in which Licensee is a partner, shall act as a licensee or distributor in the Territory of any products included in Paragraph 1.10 under any name directly competitive with Licensor without the prior written approval of Licensor. Nothing herein is to be construed so as to prohibit Licensee from acting as a manufacturer only of such products under a name competitive with Licensor, providing that Licensee shall not be the licensee or distributor thereof. The design and style of any such products or any of Licensee's private label products, must be clearly distinguished from the Licensed Products. If such consent is given, unless prohibited by other agreements, Licensee shall provide Licensor with samples of any other products, lines or collections it manufactures or has manufactured for it or distributed for it which do not bear the Trademarks. A breach of this clause shall constitute a violation of Licensee's obligation to use its best efforts to exploit this license. The design, merchandising, packaging, sales and display of all of Licensee's non-licensed products shall be separate and distinct from the Licensed Products. Licensee shall maintain a separate area for exhibition of the Licensed Products wherever the Licensed Products are sold.

            9.8 Use of Trademark on Invoices, etc. The use of the Trademark by Licensee on invoices, order forms, stationery and related materials in advertising in telephone or other directory listings is permitted only upon Licensor's prior written approval of the format in which the Trademark is to be so used, the juxtaposition of the Trademark with other words and phrases, and the content of the copy prior to the initial such use of the Trademark and prior to any material change therein; provided, however, that each such use of the Trademark is only in conjunction with the manufacture, sale, distribution or advertisement of Licensed Products pursuant to this Agreement.

            9.9 Monitoring. Licensee shall actively monitor use of the Trademark by Licensee and its customers and shall use its best efforts to see that such use does not impair the image or reputation heretofore or hereafter established by Licensor for products bearing the Trademark; provided, however, that the Licensee shall have no obligation to place any unlawful restriction on its customers.

                            ARTICLE 10.  INSOLVENCY

            10.1 Effect of Proceeding in Bankruptcy, etc. If either party institutes for its protection or is made a defendant in any proceeding under bankruptcy, insolvency, reorganization or receivership law, or if either party is placed in receivership or makes an assignment for benefit of creditors or is unable to meet its debts in the regular course of business, the other party may elect to terminate this Agreement immediately by written notice to the other party without prejudice to any right or remedy the terminating party may have, including, but not limited to, damages for breach to the extent that the same may be recoverable.

            10.2 Rights, Personal. The license and rights granted hereunder are personal to Licensee. No assignee for the benefit of creditors, receiver, trustee in bankruptcy, sheriff or any other officer or court charged with taking over custody of Licensee's assets or business, shall have any right to continue performance of this Agreement or to exploit or in any way use the Trademark if this Agreement is terminated pursuant to Paragraphs 11.1 and 11.2, except as may be required by law.

            10.3 Trustee in Bankruptcy. Notwithstanding the provisions of Paragraph 10.2 above, in the event that, pursuant to the applicable bankruptcy law (the "Code"), a trustee in bankruptcy, receiver or other comparable person, of Licensee, or Licensee, as debtor, is permitted to assume this Agreement and does so and, thereafter, desires to assign this Agreement to a third party, which assignment satisfies the requirements of the Code, the trustee or Licensee, as the case may be, shall notify Licensor of same in writing. Said notice shall set forth the name and address of the proposed assignee, the proposed consideration for the assignment and all other relevant details thereof. The giving of such notice shall be deemed to constitute an offer to Licensor to have this Agreement assigned to it or its designee for such consideration, or its equivalent in money, and upon such terms as are specified in the notice. The aforesaid offer may be accepted by Licensor only by written notice given to the trustee or Licensee, as the case may be, within fifteen (15) days after Licensor's receipt of the notice to such party. If Licensor fails to deliver such notice within the said fifteen (15) days, such party may complete the assignment referred to in its notice, but only if such assignment is to the entity named in said notice and for the consideration and upon the terms specified therein. Nothing contained herein shall be deemed to preclude or impair any rights which Licensor may have as a creditor in any bankruptcy proceeding.

                           ARTICLE 11.  TERMINATION

            11.1 Other Rights Unaffected. It is understood and agreed that termination by Licensor on any ground shall be without prejudice to any other remedies which Licensor may have.

            11.2 Termination Without Notice. If any of the following grounds for termination shall occur, this Agreement shall thereupon forthwith terminate and come to an end without any need for notice from Licensor:

                  (a) If Licensee shall make an unauthorized disclosure of confidential information, Trade Secrets, or materials given or loaned to Licensee by Licensor;

                  (b) If Licensee institutes proceedings seeking relief under a bankruptcy act or any similar law, or otherwise violates the provisions of paragraph 10.1 thereof;

                  (c) If Licensee transfers or agrees to transfer substantially all of its property, its shares of stock or, this Agreement in violation of
Article 17 thereof;

                  (d) If Licensee shall sell unapproved merchandise in violation of paragraph 8.3 hereof;

                  (e) If Licensee shall, without the prior written consent of Licensor, use the Trademark in an unauthorized or improper manner;

                  (f) If Licensee shall use the Trademark in connection with another trademark or name; and/or

                  (g) If Licensee shall place or participate in any advertising prohibited by Article 7.

            11.3 Termination With Notice. If Licensee breaches any of its obligations under this Agreement, other than those specified in Paragraph 11.2 above, Licensor may terminate this Agreement by giving Notice of Termination to Licensee. Termination will become effective automatically unless Licensee completely cures the breach within fifteen (15) days of the giving of such Notice. Termination based upon Licensee's failure to comply with the Minimum Sales Levels set forth in Paragraph 4.2 shall become effective thirty (30) days after the giving of the Notice. If the notice relates to royalties or to product quality, pending cure Licensee shall ship no Licensed Products; if Licensee does ship, it shall automatically forfeit its right to cure and the License shall be terminated. Upon the giving of a Notice of Termination for the second time, for any reason, Licensee shall no longer have the right to cure any violation, and termination shall be effective upon the giving of the Notice.

            11.4 Effect of Termination. On the termination of this Agreement for any reason whatsoever: all of the rights of Licensee under this Agreement shall forthwith terminate and immediately revert to Licensor; all royalties on sales theretofore made shall become immediately due and payable; Licensee shall forthwith discontinue all use of the Trademark, except that Licensee may have a period of ninety (90) days after such termination to consummate all sales of Licensed Products which were firm upon the delivery of the Inventory Schedule in accordance with Paragraph 11.5 hereof and to sell the balance of the Inventory not purchased by Licensor, and royalties with respect thereto shall be due on such ninetieth day. Licensor shall have the right to conduct a physical inventory of the Licensed Products in Licensee's possession or control. Licensee will completely remove the Trademark from Licensed Products and destroy all hangtags and labeling attached to such Licensed Products. Licensee shall, at Licensee's expense, either return to Licensor all remaining Inventory after such ninetieth (90th) day or destroy all remaining Inventory under the supervision of Licensor. Licensee shall no longer use the Trademark, any variation, imitation or simulation thereof, or any Trademark similar thereto; Licensee will promptly transfer to Licensor, free of charge, all registrations, filings and rights with regard to the Trademark which it may have possessed at any time; and Licensee shall thereupon deliver to Licensor, free of charge, all sketches, designs, colors and the like in its possession or control, designed or approved by Licensor, and all Labels supplied by Licensor in Licensee's possession or control. Licensor shall have the option, exercisable upon notice to Licensee within thirty (30) days of termination, to negotiate the purchase of the Labels which have not been supplied by Licensor. If such negotiations do not result in the purchase of the Labels not supplied by Licensor, Licensee shall destroy the Labels under the supervision of Licensor, and Licensee, shall supply to Licensor a certificate of destruction thereof signed by a duly authorized officer of Licensee.

            11.5 Inventory Upon Termination. Within twenty (20) days of the termination of this Agreement for any reason whatsoever, Licensee shall deliver to Licensor an Inventory Schedule. The Inventory Schedule shall be prepared as of the close of business on the date of such termination and shall reflect direct cost of each such item (not including overhead or any general or administrative expenses). Licensor thereupon shall have the option, exercisable by notice in writing delivered to Licensee within thirty (30) days after its receipt of the complete Inventory Schedule, to purchase any or all of the Inventory for an amount equal to the Licensee's standard cost (the actual manufacturing cost). In the event such notice is sent by Licensor, Licensor may collect the Inventory referred to therein within ninety (90) days after Licensor's said notice. Licensor will pay such Licensee for such Inventory upon such collection. In the event such notice is not sent, Licensee may dispose of the Licensed Products within ninety (90) days of the date of termination; provided, however, that any advertising used during such period shall be subject to Licensor's prior written approval and such disposition of the Licensed Products shall be subject to Licensee's obligations hereunder, including, but not limited to payments to be made to Licensor. At the end of such ninety (90) day period, any Licensed Products remaining in Licensee's possession shall, at the request of Licensor, be destroyed.

            11.6 Freedom to License. In the event of termination of this Agreement or the receipt by Licensor of a notice of termination from Licensee, Licensor shall be free to license to others the use of the Trademark in connection with the manufacture and sale of Licensed Products in the Territory, but only if the sale of such Licensed Products in the Territory produced pursuant to such third party agreement is prohibited until after the termination of this Agreement.

            11.7 Equitable Relief. Licensor and Licensee shall be entitled to equitable relief by way of temporary and permanent injunction and such other and further relief as any court with jurisdiction may deem just and proper.

                 ARTICLE 12.  RELATIONSHIP BETWEEN THE PARTIES

            12.1 No Agency. Licensee shall not represent itself as the agent or legal representative of Licensor, Licensor's affiliates or Tommy Hilfiger for any purpose whatsoever and shall have no right to create or assume any obligation of any kind, express or implied, for or on behalf of them in any way whatsoever. Licensor shall similarly not represent itself as the agent or legal representative of Licensee.

                    ARTICLE 13.  INTENTIONALLY OMITTED

                             ARTICLE 14.  BENEFIT

            14.1 Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and, subject to Article 17 hereof, their successors and assigns.

                   ARTICLE 15.  ENTIRE AGREEMENT; AMENDMENT

            15.1 Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and this Agreement may not be amended or modified, except in a writing signed by both parties hereto.

                            ARTICLE 16.  NON-WAIVER

            16.1 Non-Waiver. The failure of either party to enforce at any time any term, provision or condition of this Agreement, or to exercise any right or option herein, shall in no way operate as a waiver thereof, nor shall any single or partial exercise preclude any other right or option herein; and no waiver whatsoever shall be valid unless in writing, signed by the waiving party, and only to the extent herein set forth.

                            ARTICLE 17.  ASSIGNMENT

            17.1 No Assignment Without Consent. The license and rights granted to Licensee hereunder are personal in nature, and Licensee may not and shall not sell, transfer, lease, sublicense or assign this Agreement or its rights and interest hereunder, or any part hereof, by operation of law or otherwise, without the prior written consent of Licensor, which consent may be withheld by Licensor in its sole and absolute discretion, except that Licensee shall have the right, upon written notice to Licensor, to assign this Agreement to a corporation, subsidiary or affiliate under the same direction and control as Licensee;
provided, however, that in such event Licensee agrees to guarantee the performance and obligations of such corporation, subsidiary or affiliate under this Agreement.

            17.2  Sale  of  Assets.   A  sale  or  other   transfer  of  all  or
substantially all of the assets of Licensee or a change in the control of Licensee other than as permitted under Paragraph 17.1 shall be deemed an assignment of Licensee's rights and interests under this Agreement to which the terms and conditions of Paragraph 17.1 of this Agreement shall apply.

            17.3 Sale of Stock/Interest. Any transfer, by operation of law or otherwise, of Licensee's interest in this Agreement (in whole or in part), a fifty (50%) percent or greater interest in one or in a series of transactions in Licensee (whether stock, partnership, interest or otherwise) or any interest directly or indirectly to a competitor of Licensor shall be deemed an assignment of Licensee's rights and interest under this Agreement to which the terms and conditions of Paragraph 17.1 of this Agreement shall apply. The issuance of shares of stock to other than the existing shareholders is deemed to be a transfer of that stock for the purposes of this paragraph. If there has been a previous transfer of less than a fifty (50%) percent interest in Licensee, then any other transfer of an interest in Licensee which when added to the total percentage previously transferred totals a transfer of greater than fifty (50%) percent interest of Licensee, shall be deemed an assignment of Licensee's interest in this Agreement within the meaning of this Paragraph to which the terms and conditions of Paragraph 20.1 shall apply.

            17.4 Assignment by Licensor. Licensor shall have a complete and unrestricted right to sell, transfer, lease or assign its rights and interests in this Agreement to any domestic or foreign corporation or other business entity, providing that such transferee agrees to be bound by all of the terms hereof and is the holder of the Trademark in the Territory. When Licensor wishes to sell, transfer, lease or assign its rights and interests in this Agreement, Licensor shall do so on notice to Licensee.

                  ARTICLE 18.  INDEMNIFICATION AND INSURANCE

            18.1 Indemnification by Licensee. Licensee does hereby indemnify and hold harmless Licensor, Tommy Hilfiger, and their directors, officers, employees, agents, officials and related companies from and against any and all losses, liability, damages and expenses (including reasonable attorneys' fees and expenses) which they or any of them may incur or be obligated to pay in any action, claim or proceeding against them or any of them, for or by reason of any acts, whether of omission or commission, that may be committed or suffered by Licensee or any of their servants, agents or employees in connection with Licensee's performance of this Agreement, including but not limited to:

                  18.1.1. any alleged defect in any Licensed Product, regardless of whether the action is based upon negligence or strict liability, and regardless of whether the alleged negligence of Licensor is characterized as "passive" or "active";

                  18.1.2. the manufacture, labelling, sale, distribution or advertisement of any Licensed Product by Licensee;

                  18.1.3. any violation of any warranty, representation or agreement made by Licensee pertaining to a Licensed Product;

                  18.1.4. the claim of any broker, finder or agent in connection with the making of this Agreement or any transactions contemplated by this Agreement.

The provisions of this paragraph and Licensee's obligations hereunder shall survive any termination or rescission of this Agreement.

            18.2 Notice of Suit or Claim. Licensee shall promptly inform Licensor by written notice of any suit or claim against Licensee relating to Licensee's performance under this Agreement, whether such suit or claim is for personal injury, involves alleged defects in the Licensed Products manufactured, sold or distributed hereunder, or otherwise.

            18.3 Indemnification by Licensor. Licensor does hereby indemnify and hold harmless Licensee, against any and all liabilities, damages and expense (including reasonable attorneys' fees, costs and expenses) which Licensee may incur or be obligated to pay in any action or claim against Licensee for infringement of any other person's claimed right to use a trademark in the Territory, but only where such action or claim results from Licensee's use of the Trademark in the Territory in accordance with the terms of this Agreement. Licensee shall give Licensor prompt written notice of any such claim or action and thereupon Licensor shall undertake and conduct the defense of any suit so brought. It is understood, however, that if there is a dispute between Licensor and Licensee as to whether the suit was brought as a result of Licensee's failure to use the Trademark in accordance with the terms of this Agreement Licensee may be required to conduct such defense unless and until it is determined that no such misuse of the Trademark occurred. In the event appropriate action is not taken by Licensor within thirty (30) days of its receipt of notice from Licensee, Licensee shall have the right to defend such claim or action in its own name, but no settlement or compromise of any such claim or action may be made without the prior written approval of Licensor. In either case, Licensor and Licensee shall keep each other fully advised of all developments and shall cooperate fully with each other and in all respects in connection with any such defense. Such indemnification shall be deemed to apply solely to the amount of the judgment, if any, against Licensee, and sums paid by Licensee in connection with its defense, and shall not apply to any consequential damages suffered by Licensee which are not included in the aforementioned judgment. Such indemnification shall not apply to any damages sustained by Licensee by reason of such claimed infringement other than those specified above.

            18.4 Insurance.

                  (a) Requirements. Without limiting Licensee's liability pursuant to the indemnity provisions of this Agreement, Licensee shall maintain comprehensive general liability insurance in the amount of at least $5,000,000 (combined single limit per occurrence) with a broad form property damage liability endorsement. This insurance shall include broad form blanket contractual liability, personal injury liability, advertising liability, products and completed operations liability. Each coverage shall be written on an "occurrence" form.

                  (b) Theft and destruction coverage. Licensee shall purchase insurance against theft and destruction of the Licensed Products which shall (1) be written on an "all risk" basis; (2) provide that Licensee shall be reimbursed for loss in an amount equal to the manufacturer's selling price for the products (this may be accomplished by either a selling price endorsement or business interruption insurance); (3) provide that Licensor is added as a loss payee as respects loss to Licensed Products; (4) be in effect while goods are on premises owned, rented or controlled by Licensee and while in transit or storage; and (5) include a brand and label clause stating that the insurer will pay the cost of removing Licensor's name from damaged merchandise and relabeling goods.

                  (c) General provisions. The insurance described in subparagraphs (a) and (b) shall include: (1) a cross-liability endorsement; (2) an endorsement stating that Licensor shall receive at least thirty (30) days written notice prior to cancellation or non-renewal of coverage; (3) an endorsement naming Licensor as an insured; (4) an endorsement stating that the insurance required by this Agreement is primary and that any insurance purchased by Licensor shall only apply in excess of the insurance purchased by Licensee;
(5) a waiver of subrogation in favor of Licensor; and (6) an endorsement stating that Licensor may recover for any loss caused Licensor, its agents or employees by the negligence (including active, passive and gross negligence) of Licensee.

                  (d) Approved Carrier/Policy Changes. All insurance shall be obtained from an insurance company approved by Licensor. Licensee shall give at least thirty (30) days prior written notice to Licensor of the cancellation of, or any modification in, such insurance policy that would affect Licensor's status or benefits thereunder. This insurance may be obtained for Licensor by Licensee in conjunction with a policy which covers products other than the Licensed Products.

                  (e) Evidence of coverage. No later than thirty (30) days from the date hereof, Licensee shall furnish to Licensor evidence, in form and substance satisfactory to Licensor, of the maintenance and renewal of the required insurance including, but not limited to, copies of policies with applicable riders and endorsements, and certificates of insurance.

                  (f) Territory. The insurance set forth in this Section must cover the entire Territory.

                           ARTICLE 19.  SEVERABILITY

            19.1 Severability. If any provision or any portion of any provision of this Agreement shall be construed to be illegal, invalid, or unenforceable, such shall be deemed stricken and deleted from this Agreement to the same extent and effect as if never incorporated herein, but all other provisions of this Agreement and any remaining portion of any provision which is not deemed illegal, invalid or unenforceable in part shall continue in full force and effect.

                             ARTICLE 20.  NOTICES

            20.1 Notices. All reports, approvals and notices required or permitted to be given under this Agreement shall, unless specifically provided otherwise in this Agreement, be deemed to have been given if personally delivered or if mailed by certified or registered mail, if to Licensor, to:

                         TOMMY HILFIGER LICENSING, INC.
                              913 N. Market Street
                           Wilmington, Delaware 19801

            Attention:        Mr. Joel Horowitz
                             Chief Executive Officer

            Copy to:          Steven R. Gursky, Esq.
                            Gursky & Associates, P.C.
                              21 East 40th Street
                            New York, New York 10016

and if to Licensee, to the address set forth above. The parties may change their address for receipt of notices at any time upon notice to the other party.

                    ARTICLE 21.  SUSPENSION OF OBLIGATIONS

            21.1 Suspension of Obligations. If Licensee shall be prevented from performing any of its obligations because of governmental regulation or order, or by strike or war, declared or undeclared, or other calamities such as fire, earthquake, or similar acts of God, or because of other similar or dissimilar cause beyond the control of Licensee, Licensee's obligations shall be suspended during the period of such conditions. If such condition continues for a period of more than sixty (60) days, Licensor shall have the right to terminate this Agreement. If the act of force majeure consists of a fire, earthquake, flood, hurricane, tornado, or nuclear war and if the act prevents Licensee from manufacturing and/or delivering the Licensed Products, whether due to an inability to obtain fabric or other materials, destruction of manufacturing facilities, inability to deliver finished product, or otherwise, Licensee shall have a period of not to exceed ninety (90) days to find alternate sources and Licensee shall advise Licensor on a weekly basis of the progress it has made in that regard. If, in Licensor's reasonable opinion, Licensee shall fail to diligently proceed to obtain alternate sources, or if the condition shall continue to exist for a period of ninety (90) days, Licensor shall have the right to terminate this Agreement.

                             ARTICLE 22.  EXHIBITS

            22.1 Exhibits. All Exhibits are incorporated into this Agreement. The forms of Licensor may be revised by Licensor at any time.


                         ARTICLE 23.  OTHER PROVISIONS

            23.1 Headings. The headings of the Articles and Paragraphs of this Agreement are for convenience only and in no way limit or affect the terms or conditions of this Agreement.

            23.2 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            23.3 Construction. This Agreement shall be interpreted and construed in accordance with the laws of the State of New York with the same force and effect as if fully executed and to be performed therein.

            23.4 Jurisdiction. The parties hereby consent to the jurisdiction of the United States District Court for the Southern District of New York and of any of the courts of the State of New York in any dispute arising under this Agreement and agree further that service of process or notice in any such action, suit or proceeding shall be effective if in writing and delivered in person or sent as provided in Paragraph 20.1 hereof.

            23.5 Compliance with Laws. Licensee shall comply with all laws, rules, regulations and requirements of any governmental body which may be applicable to the operations of Licensee contemplated hereby, including, without limitation, as they relate to the manufacture, distribution, sale or promotion of Licensed Products, notwithstanding the fact that the Licensor may have approved such item or conduct.

            IN WITNESS WHEREOF, the parties have executed this Agreement.


TOMMY HILFIGER LICENSING, INC.                  THE STRIDE RITE CORPORATION


By:_____________________________          By:_________________________________

Title:______________________________   Title:_________________________________

[G2410B.001]
                        TOMMY HILFIGER LICENSING, INC.
                            TRADEMARK REGISTRATIONS
                                  IN CLASS 25
                      IN U.S. PATENT AND TRADEMARK OFFICE



Trademark                                       Registration Number

TOMMY HILFIGER                                  Reg. No. 1,398,612

FLAG/LOGO DESIGN                                Reg. No. 1,460,988

CREST DESIGN                                    Reg. No. 1,673,527




























                                   EXHIBIT A

TOMMY HILFIGER LICENSING, INC.
STATEMENT OF ROYALTIES



FOR___________________TO__________________19__
        (QUARTER)


LICENSEE NAME____________________________________________

LICENSEE ADDRESS_________________________________________

-----------------------------------------------------------

LICENSEE PRODUCT(S)______________________________________


-------------------------------------------------------------------------------
CUSTOMER    INVOICE       ITEM           UNIT                NUMBER     GROSS
NAME                    NUMBER        STYLE NO.  WHOLESALE   SOLD       SALES
                                                 PRICE


LESS           LESS                 LESS           LESS    NET SALES     NET
ALLOWANCES     MARKDOWNS  TRADE           RETURNS                        ROYALTY
--------------------------------------------------------------------------------



















-------------------------------------------------------------------------------
TOTALS

SEND STATEMENT TO: TOMMY HILFIGER LICENSING, INC.
                                           I CERTIFY THAT THE ABOVE IS ACCURATE
                  913 N. Market Street
                  Wilmington, Delaware  19801
----------------------------------------------------
                  U.S.A.
                           SIGNATURE

                           ----------------------------------------------------
                                                       EXHIBIT B

TOMMY HILFIGER LICENSING, INC.                        Page______ of ________
                             Date__________________

FORM MUST BE SUBMITTED COMPLETE                 SUBMIT TO THE ATTENTION OF:
                                                TOMMY HILFIGER LICENSING, INC.
                                                25 WEST 39TH STREET
                                                NEW YORK, NEW YORK  10018



                             SAMPLE APPROVAL FORM
        (ALL SAMPLES SUBMITTED FOR APPROVAL MUST BE IN CORRECT FABRIC)


NAME OF LICENSEE  ____________________________________________________________

LICENSED PRODUCT  ____________________________________________________________

LICENSEE'S ADDRESS  __________________________________________________________

SEASON _______________  STYLE NUMBER ______________  FABRICATION _____________

WHOLESALE PRICE _________________   COLORS ___________________________________

SIZES _________________________  FACTORY _____________________________________

START TAKING ORDERS __________________ END TAKING ORDERS _____________________

START SHIP ______________________________ END SHIP ___________________________




APPROVED ___________________              DISAPPROVED ___________________

COMMENTS
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------




------------------------------                  ------------------------------
SIGNATURE OF LICENSEE                           SIGNATURE OF  LICENSOR

DATE RETURNED TO LICENSEE _______________________________________




                                  EXHIBIT C

                      THIRD PARTY MANUFACTURING AGREEMENT


      THIS AGREEMENT made this ____ day of ___________ 199__, by and between ______________________________, having an office at __________________________
__________________________________  (hereinafter  referred to as the "Company"), and  ________________________________________________________________  having an
office    at    ________________________________________________________________
(hereinafter referred to as the "Manufacturer").

                             W I T N E S S E T H :

      WHEREAS, Manufacturer is engaged is the manufacture of garments and/or other items of merchandise;

      WHEREAS, Company wishes to contract with Manufacturer for manufacture of certain garments and/or other merchandise from time to time, which garments and/or other items of merchandise (the "Products") will bear the trademark TOMMY HILFIGER, the trade name TOMMY HILFIGER, all related logos, crests, emblems or symbols, and all combinations, forms and derivatives thereof as are from time to time used by Company or any of its affiliates, whether registered or unregistered (the "Trademarks"); and

      WHEREAS, Company has been licensed by Tommy Hilfiger Licensing, Inc. ("THLI"), the owner of all rights, title and interests in and to the Trademarks, to use the Trademarks.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

      1.  THE PRODUCTS.

            Company and THLI have created certain designs and patterns from which Manufacturer will create three-dimensional samples. Company shall advise Manufacturer if the samples meet Company's quality requirements within fifteen
(15) days of receipt. Manufacturer shall make any modifications to the samples as required by Company. Samples accepted by Company shall be designated as prototypes for the purposes of this Agreement.

      2.  TERM.

            (a) The term of this Agreement shall commence as of the date hereof and continue through December 31, 1999.



                                   EXHIBIT D

            (b) In the event that Manufacturer shall have faithfully performed each and every obligation of this Agreement during the Term referred to in Paragraph 2(a) above, then this Agreement shall automatically renew from month to month commencing immediately upon expiration of the term, unless either party has given the other thirty (30) days written notice of its intention to terminate the Agreement.

      3.  MANUFACTURE.

            (a) Manufacturer shall only manufacture the specific number of Products as requested by Company and at no time shall manufacture excess goods or overruns. Manufacturer shall not sell any Products bearing the Trademarks to any third parties without the express written consent of Company.

            (b) Manufacturer shall manufacture the Products and Packaging to conform in quality and specifications to the prototypes as defined in Paragraph 1, above.

            (c) All Products and Packaging manufactured by Manufacturer shall be delivered to locations specified by Company or directly to Company, whichever Company may direct.

        4.  COMPLIANCE WITH CODE; APPLICABLE LAWS.

            (a) Attached hereto as Addendum A is THLI's Supplier Code of Conduct (the "Code") which applies to any entity manufacturing merchandise under the Tommy Hilfiger(R) label (including the components thereof). As a condition to manufacturing Products hereunder, Manufacturer shall comply with the terms of the Code and evidence such compliance by, (1) upon execution of this Agreement, executing the Code in the form as attached or such other form as provided by THLI, and returning such document to THLI, and (2) publicly displaying the Code, in a form as provided by THLI from time to time, in a clearly visible location in Manufacturer's facility at all times while this Agreement is in effect.

            (b) In order to ensure compliance with the Code, Company has developed a program of monitoring its manufacturers and such manufacturers' subcontractors (hereinafter the "Supplier Monitoring Program"). As a condition to manufacturing Product hereunder, Manufacturer hereby agrees that it shall cooperate fully with the Supplier Monitoring Program, which cooperation includes but is not limited to Company's inspections in accordance with Paragraph 5, below.

            (c) For purposes of this Agreement a "subcontractor" shall be defined as an entity or an individual which or whom Manufacturer either hires or pays to perform the manufacturing tasks which Manufacturer could otherwise perform itself at its own facility or through its own employees and staff. A "supplier" shall be defined as an individual or entity who produces components for merchandise, and provides such components to manufacturer in order to assemble the finished merchandise. Examples of a supplier include, but are not limited to, fabric/trim manufacturers, yarn manufacturers, button manufacturers, or zipper manufacturers, provided that such named manufacturers do not contribute further to the manufacture of the finished merchandise. Prior to utilizing any subcontractor or supplier for the manufacture of the Products, Manufacturer shall provide written notice to Company of: (i) the name and address of each such subcontractor and/or supplier;
(ii) the nature and type of work performed or product supplied to Manufacturer; and (iii) duration of the subcontractor or supplier relationship.

            (d) Within thirty (30) days from executing this Agreement for any existing subcontractor and suppliers, and within thirty (30) days after establishing a new arrangement with a subcontractor or supplier, Manufacturer shall obtain and provide to Company the signature of an authorized representative from each of its subcontractors (if any) used in the production of Products for Company on a Manufacturing Agreement in the same form as this Agreement. Manufacturer shall further obtain and provide to Company the signature of an authorized representative from each of Manufacturer's suppliers of fabric, trim or any other product used in the manufacture of merchandise for Company on a Certification in the same form as that which is attached hereto and hereafter referred to as Addendum B, and provided by Company from time, or such other form as provided by Company. In the event Manufacturer has knowledge of, has reason to believe, or should have reason to know that any supplier or subcontractor used by Manufacturer is in breach of the Certification or Manufacturing Agreement, as the case may be, Manufacturer shall immediately notify Company and Manufacturer shall, at its sole expense, take immediate action to rectify such breach, including, where Company deems it necessary, immediate termination of its relationship with such supplier or subcontractor. If Manufacturer fails to take immediate action, Company shall have the right to terminate this Manufacturing Agreement immediately. Manufacturer acknowledges that it shall remain primarily liable and completely obligated under all of the provisions of this Agreement in respect of such subcontracting and supplier arrangement.

            (e)  Manufacturer  certifies  that it has in  effect  a  program  of monitoring  its  subcontractors  and  suppliers  and other  designated  contract facilities which manufacture Tommy Hilfiger(R) brand merchandise which is sufficient to ensure their compliance with the Code and all applicable state, local and foreign laws and regulations pertaining to wages, overtime compensation, benefits, hours, hiring and employment, workplace conditions and safety, the environment, collective bargaining, freedom of association and that their products or and the components thereof are made without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor.

            (f) Manufacturer shall ensure that all merchandise manufactured hereunder shall be manufactured in compliance with all federal, state and local laws which pertain to the manufacture of clothing, apparel, and other merchandise including the Flammable Fabrics Act, as amended, and regulations thereunder and Manufacturer guarantees, that with regard to all products, fabrics or related materials used in the manufacture of the Products, for which flammability standards have been issued, amended or continued in effect under the Flammable Fabrics Act, as amended, reasonable and representative tests, as prescribed by the Consumer Product Safety Commission, have been performed which show that the Products at the time of their shipment or delivery conform to the above-referenced flammability standards as are applicable.

            (g) Manufacturer shall manufacture or cause to manufacture all Products (including components thereof) manufactured in the United States, in compliance with all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, if the Products are manufactured outside the United States, in compliance with all applicable laws, including but not limited to, wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of child (persons under the age of fifteen or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor.

            (h) Manufacturer acknowledges that it has read and understands Company's policy with regard to the manufacture of Products for Company. Manufacturer further agrees that it shall, simultaneous to executing this Agreement, execute and abide by the Certification, shall execute and abide by all Certifications provided by Company from time to time. Failure by Manufacturer to execute and abide by such Certification shall be grounds for immediate termination of this Agreement by Company.

            (i) Manufacturer shall not utilize or permit any subcontractors or suppliers to utilize in the manufacture or treatment of any of the Products (including the components thereof) manufactured hereunder any Azo dyes that can be split into any of the following amines:

                            CAS #                                       CAS #
4-Aminobiphenlyl            92-67-1    3,3'-Dimethoxybenzidine          119-90-4
Benzidine                   92-87-5    3,3'-Dimethylbenzadine           119-93-7
4-Chloro-o-toluidine        95-69-2    3,3'-Dimethyl-                   838-88-0
2-Naphthylamin              91-59-8       4,4'diaminodiphenylmethane
o-Aminoazotoluol            97-56-3    p-Kresidin                       120-71-8
2-amino-4-nitrotoluol       99-55-8    4,4'Methaylen-bis-(2-chloranilin)101-14-4
p-Chloroaniline             106-47-8   4,4'Oxydianiline                 101-80-4
2,4-Diaminoanisole          615-05-4   4,4'Thiodianiline                139-65-1
4,4'-Diaminodiphenylmethane 101-77-9   o-Toluidine                      95-53-4
3,3'-Dichlorbenzidin        91-94-1    2,4-Toluylenediamine             95-80-7
Aminoanabenzane                        2,4,5-Trimethylaniline           137-17-7
                                   o-Anisidine

             (j) Manufacturer's use or any of Manufacturer's subcontractors or suppliers use of the following chemicals in connection with the manufacturer or treatment of any of the Products (including the components thereof) manufactured hereunder, shall be in accordance with the following standards or such other standards Company may designate from time to time:

                  (i) Formaldehyde: Must be less than 300 p.p.m. when tested in by the Acetylacetone method in accordance with Japanese law 112.

                  (ii) Pentachlorophenol (Pesticides): Must be less than 5 p.p.m.

            and; (iii) Nickel: In the event any metal parts of a garment or other merchandise coming into contact with the skin, contain nickel in excess of 0.5 micrograms per square centimeter/week, Company must be so notified and special warning labels need to be attached to the garment.

      5.  INSPECTION.

            (a) Manufacturer shall arrange for and provide access to Company's and THLI's representative, including, but not limited to, any independent entity designated by Company or THLI's legal representative, to: (i) Manufacturer's manufacturing facility, residential facilities (if any) and any manufacturing and/or residential facility operated by any of Manufacturer's subcontractors;
(ii) Manufacturer's books, records and documents necessary to evidence Manufacturer's compliance with the Code and all applicable laws, rules and regulations including, but not limited to, employee wages, employee timecards, withholding rates and deductions, worker's contracts and/or agreements, any company policies affecting employees, evidence of employee age, shipping documents, cutting reports and other documentation relating to the manufacture and shipment of the Products; and (iii) Manufacturer's books, records and documents relating to the use of chemicals and dyestuffs in the fabrics, trims, garments and other merchandise manufactured hereunder. For purposes of this Paragraph, all such books, records and documents shall be maintained by Manufacturer in a secure and readily accessible location for a period of three
(3) years from their creation.

            (b) The access provided by Manufacturer as set forth in Paragraph 5(a), above, shall include Company's and THLI's right to inspect, test, and take samples of the Products, whether finished or semi-finished, at any time during the manufacturing process to ensure that the manufacture of the Products is in accordance with the terms and restrictions herein contained

            (c) Company shall have the right to reject any Products or packaging not meeting the standards described in Paragraph 1, above. Manufacturer shall not have the right to sell or otherwise distribute any rejected Products or packaging. All such products shall be destroyed according to methods and procedures provided by Company.

      6.  SHIPPING LEGEND.

            All commercial invoices (bills of lading) which accompany all Products must include the following language (either preprinted or "stamped"):

            "We hereby certify that the merchandise (including components thereof) covered by this shipment was manufactured in compliance with the Tommy Hilfiger Supplier Code of Conduct and: (1) if the merchandise was manufactured in the United States, it was manufactured in compliance with (a) sections 6, 7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under section 14 thereof, and (b) state and local laws pertaining to child labor, minimum wage and overtime compensation; or (2) if the merchandise was manufactured outside the United States, it was manufactured in compliance with the wage and hour laws of the country of manufacture and without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor. We further certify that we have in effect a program of monitoring our subcontractors and suppliers and other designated contract facilities which manufacture Tommy Hilfiger(R) brand merchandise for compliance with the foregoing. We also certify that the merchandise is in compliance with all laws governing the designation of country of origin and, if applicable, is being shipped under legally issued and valid export license or visa."

Any merchandise shipped that is not accompanied by a commercial invoice bearing the required language will be subject to rejection and returned at Manufacturer's expense and Manufacturer may be charged for any and all costs that are incurred by Company due to the rejection, including, but not limited to, damages sustained as a result of Company's liability to customers, any resulting fines and penalties and attorney's fees for said rejected goods. Such rejected goods may not be sold or distributed by Manufacturer to any entity other than Company.

      7.  USE OF TRADEMARKS; TRADEMARKS.

            (a) Manufacturer shall not use the Trademarks, in any manner whatsoever (including, without limitation, for advertising, promotion and publicity purposes), without obtaining the prior written approval of THLI, which may be withheld in THLI's sole discretion. In any event Manufacturer shall not at any time use, promote, advertise, display or otherwise commercialize the Trademarks or any material utilizing or reproducing the Trademarks in any manner. Manufacturer shall not make any reference in its business materials, advertising or in any of its business activities to the fact that Manufacturer is being contracted by Company to manufacture merchandise under the Tommy Hilfiger(R) label.

            (b) The Trademarks will appear on all of the Products and all packaging in the manner provided by Company.

            (c) No other trademarks or notices shall appear on Products or packaging without Company's and THLI's prior written consent in each instance.

            (d) Manufacturer's use of the Trademarks shall inure to the benefit of THLI. Manufacturer shall take any and all steps required by THLI and the law to perfect THLI's rights therein.

      8.  PROPERTY OF OWNER.

            (a) Manufacturer recognizes the great value of the goodwill associated with the Trademarks and the identification of the Products with the Trademarks and acknowledges that the Trademarks and all rights therein and goodwill pertaining thereto belong exclusively to THLI Manufacturer further recognizes and acknowledges that a breach by Manufacturer of any of its covenants, agreements or other undertakings hereunder will cause THLI irreparable damage, which cannot be adequately remedied in damages in an action at law, and may, in addition thereto, constitute an infringement of THLI's rights in the Trademarks, thereby entitling THLI to equitable remedies, costs and reasonable attorney's fees.

            (b) To the extent any rights in and to the Trademarks are deemed to accrue to Manufacturer, Manufacturer hereby assigns any and all such rights, at such time as they may be deemed to accrue, including the related goodwill, to THLI.

            (c) Manufacturer shall (i) never challenge the validity of THLI's ownership in and to the Trademarks or any application for registration thereof, or any trademark registration thereof and (ii) never contest the fact that Manufacturer's rights under this Agreement are solely those of a manufacturer and terminate upon expiration of this Agreement. Manufacturer shall, at any time, whether during or after the term of the Agreement, execute any documents reasonably requested by THLI to confirm THLI's ownership rights. All rights in the Trademarks other than those specifically granted herein are reserved by THLI for its own use and benefit.

            (d) Without limiting the generality of any other provision of this Agreement, Manufacturer shall not (i) use the Trademarks, in whole or in part, as a corporate or trade name or (ii) join any name or names with the Trademarks so as to form a new trademark. Manufacturer agrees not to register, or attempt to register, the Trademarks in its own name or any other name, anywhere in the world.

            (e) All provisions of this paragraph shall survive the expiration or termination of this Agreement.

      9.  TRADEMARK PROTECTION.

            (a) In the event that Manufacturer learns of any infringement or imitation of the Trademarks or of any use by any person or entity of a trademark similar to the Trademarks, it shall promptly notify Company and thereupon, Company shall so notify THLI. THLI shall take such action as it deems advisable for the protection of its rights in and to the Trademark and, if requested to do so by THLI, Manufacturer shall cooperate with THLI in all respects. In no event, however, shall THLI be required to take any action if it deems it inadvisable to do so.

            (b) THLI shall defend, at its cost and expense, and with counsel of its own choice, any action or proceeding brought against Manufacturer for alleged trademark infringement arising out of Manufacturer's use of the Trademarks in accordance with the provisions of this Agreement.

            (c) Manufacturer shall cooperate with THLI in the execution, filing and prosecution of any trademark, copyright or design patent applications that THLI may desire to file and for that purpose Manufacturer shall supply to THLI from time to time such samples as may be reasonably required.

            (d) All provisions of this paragraph shall survive the expiration or of this Agreement.

      10. TRANSSHIPMENT. Transshipment is an illegal practice of falsely documenting the country of origin of the raw materials used to manufacture the Products and the finished Products shipped to the United States in order to evade quota restraints on the country of actual production and the shipment of products under counterfeit export licenses or visas. Manufacturer acknowledges that transshipment in any form, violates U.S. federal law, that Company and THLI will review all documents received from Manufacturer to assure the veracity and the authenticity of the sources of Products and that, upon indication of transshipment of the Products by Manufacturer, Company or THLI reserves the right to immediately terminate this Agreement and pursue available remedies against Manufacturer.

      11. SECONDS, THIRDS OR EXCESS GOODS. Manufacturer shall not have the right to sell any Products or packaging which are determined to be seconds, thirds or are in excess of the amount of the Products requested by Company. All seconds, thirds or excess products, including trims, shall be purchased by Company at a reasonable fair market price. Company shall have the right to inspect any seconds, thirds or excess Products to ensure that they comply with the terms of this Agreement.

      12. STOLEN GOODS OR DAMAGED GOODS. Manufacturer will provide Company with immediate notice of any stolen Products or damaged Products including Products that were then in production. With regard to damaged Products, Manufacturer shall not have the right to sell any damaged Products. With regard to stolen Products, Manufacturer shall cooperate with Company with respect to any action regarding the stolen Products.

      13. DESIGN OWNERSHIP. All rights, including without limitation, copyright, trade secret and design patent, to designs for the Products including, without limitation, artwork, prints, patterns, package designs, labels, advertising or promotional materials or any other designs using or used on or affixed thereto, and to any package design, bearing the Trademarks shall, as between the parties hereto be the property of THLI. All Products manufactured from designs submitted by Manufacturer and approved by THLI shall bear the Trademarks.

      14. CONFIDENTIALITY. During the term of this Agreement and thereafter, each party shall keep strictly secret and confidential any and all information acquired from the other party hereto or its designee and shall take all necessary precautions to prevent unauthorized disclosure of such information. Manufacturer acknowledges that it will receive from Company prints, designs, ideas, sketches, and other materials which Company and THLI intend to use on or in connection with lines of merchandise which have not yet been put into the channels of distribution. The parties recognize that these materials are valuable property of THLI. Manufacturer acknowledges the need to preserve the confidentiality and secrecy of these materials and agrees to take all necessary steps to ensure that use by it or by its employees and/or agents will in all respects preserve such confidentiality and secrecy. Manufacturer shall take all reasonable precautions to protect the secrecy of the materials, samples, and designs prior to their commercial distribution or the showing of samples for sale, and shall not manufacture any merchandise employing or adapted from any of said designs except for Company, THLI or its affiliates or designees.

      15.  FORCE MAJEURE.

            (a) No failure or omission by either of the parties to perform any of its obligations under this Agreement shall be deemed a breach of this Agreement if such failure or omission is the result of acts of God, war, riot, accidents, compliance with any action or restriction of any government or agency thereof, strikes or labor disputes, inability to obtain suitable raw materials, fuel, power or transportation, or any other factor or circumstance beyond the control of the party, which is not attributable to the negligence of such party.

            (b) Any suspension of performance by reason of this paragraph shall be limited to the period during which such cause of failure exists, but such suspension shall not affect the running of the term of this Agreement. However, if the suspension of performance by reason of this paragraph exceeds six months, either party may give written notice of termination of this Agreement.

      16.  MANUFACTURER'S WARRANTIES AND REPRESENTATIONS.

            Manufacturer warrants and represents that:

            (a) It has and will have throughout the term of this Agreement, the full power, authority and legal right to execute and deliver, and to perform fully and in accordance with all of the terms of this Agreement.

            (b) The entering of this Agreement by Manufacturer does not violate any agreements, rights or obligations existing between Manufacturer and any other person, entity, or corporation.

            (c) It is not engaged in and will not engage in any activities which are in violation of any applicable domestic, foreign or international laws, rules or regulations, including without limitation laws, rules or regulations governing labor, the environment, the manufacture and sale of goods, U.S. Customs laws or illegal transshipment. Company maintains a policy against engaging in any illegal activities and will not buy or sell products provided throughout the use of any unlawful or unethical practices.

            (d) It accurately states the country of origin on all products, that it does not and will not transship, and it will act to stop or prevent any known illegal transshipment activity.

            (e) It shall not utilize, nor permit any of its subcontractors or suppliers to utilize in the manufacture or treatment of any of the Products (including the components thereof) manufactured hereunder any AZO dyes that can be split into any of the amines set forth in Paragraph 3(i), above.

            (f) Its use or any of its  subcontractors  or  suppliers  use of the chemicals set forth in Paragraph 3(j), above, in connection with the manufacturer or treatment of any of the Products (including the components thereof) manufactured hereunder, shall be in accordance with the standards set forth in Paragraph 3(j) or such other standards as Company may designate from time to time.

      17.  COMPANY'S WARRANTIES AND REPRESENTATIONS.

            Company warrants and represents that:

            (a) it has, and will have throughout the Term of this Agreement, the right to authorize use of the Trademark to Manufacturer in accordance with the terms and provisions of this Agreement; and

            (b) the entering of this Agreement by Company does not violate any agreements, rights or obligations existing between Company and any other person, entity, or corporation.

      18.  INDEMNIFICATIONS.

            (a) Company hereby indemnifies Manufacturer and shall hold it harmless from any loss, liability, damage, cost or expense (including reasonable attorney's fees) arising out of any claims or suits which may be brought against Manufacturer by reason of the breach by Company of the warranties or representations as set forth in Paragraph 17, above, provided that Manufacturer gives prompt written notice, and full cooperation and assistance to Company relative to any such claim or suit, and that Company shall have the option to undertake and conduct the defense of any suit so brought. Manufacturer shall cooperate fully in all respects with Company in the conduct and defense of said suit and/or proceedings.

            (b) Manufacturer indemnifies and agrees to hold Company harmless from any loss, liability, damage, cost or expense (including reasonable attorney's fees), arising out of (i) any breach of the terms herein contained;
(ii)any claims or suits by reason of any unauthorized use by Manufacturer in connection with the Products or the Trademarks covered by this Agreement; (iii) Manufacturer's noncompliance with any applicable federal, state, or local law or with any other applicable governmental units or agency's rules, regulations; and
(iv) any alleged defects and/or inherent dangers in Products or use thereof.

            (c) If reasonably available in the country in which Manufacturer operates its factory, Manufacturer agrees to obtain, at its own expense, product liability insurance providing adequate protection for Company and Manufacturer against any claims or suits in an amount no less than $3,000,000. If applicable, within thirty (30) days from the date hereof, Manufacturer undertakes to submit to Company a fully paid policy or Certificate of Insurance naming Company as an insured party and, requiring that the insurer shall not terminate or materially modify such without written notice to Company of at least twenty (20) days.

      19.  TERMINATION.

            (a) Company shall have the right to terminate this Agreement immediately upon written notice to Manufacturer if Manufacturer breaches any of its obligations under this Agreement or such other occurrences as outlined below, and such breach remains uncured or cannot be cured by Manufacturer within ten (10) days from receipt of notice;

            (b) Company shall have the right to terminate this Agreement immediately upon written notice to Manufacturer, if Manufacturer is found at any time to be in breach of the representation made in Paragraph 16(e) or if any governmental agency or other body or office or official vested with appropriate authority deems the Products to be harmful or defective in any way, manner or form, or are being sold or distributed in contravention of applicable laws and regulations or in a manner likely to cause harm;

            (c) Company shall have the right to terminate this Agreement immediately upon written notice to Manufacturer, if Manufacturer manufactures the Products without the prior written approval of Company as provided herein;

            (d) Company shall have the right to terminate this Agreement upon ten (10) days written notice to Manufacturer, if Manufacturer is unable to pay its debts when due, or makes any assignment for the benefit of creditors, or files any petition under the bankruptcy or insolvency laws of any jurisdiction, country or place, or has or suffers a receiver or trustee to be appointed for its business or property, or is adjudicated a bankrupt or an insolvent;

            (e) Company shall have the right to terminate this Agreement upon ten (10) days written notice to Manufacturer, if Manufacturer fails to make timely delivery of the Products; or

            (f) Notwithstanding the foregoing provisions, Company shall have the right to terminate this Agreement, with or without cause, upon thirty (30) days notice to Manufacturer, provided however, that, upon written approval by Company, Manufacturer shall have the right to complete any work then in progress.

      20. ACTS UPON EXPIRATION OR TERMINATION OF THIS AGREEMENT.

            (a) Upon and after the expiration or termination of this Agreement, Manufacturer agrees not to make reference in its advertising or its business materials to having been formerly associated with Company or the Trademarks.

            (b) Upon and after the expiration or termination of this Agreement, Manufacturer will refrain from further use of the Trademarks or of anything confusingly similar thereto, in connection with the manufacture of any products. Additionally, all originals and copies of all sketches, patterns, prototypes, samples or other materials relating to the Products shall be immediately returned by Manufacturer to Company.

            (c) In the event of expiration or termination of this Agreement, as herein provided, with the exception of the Products which Manufacturer may, with Company's consent, ship to satisfy any unfilled, confirmed orders for the current season it had received prior to said expiration or termination, Company shall have the prior right and option to purchase any or all of the Products and packaging materials, as then in Manufacturer's possession or carried on its books of account. Upon such termination or expiration, Manufacturer shall immediately cause physical inventories to be taken of (i) Products on hand; (ii) Products in the process of manufacture; and (iii) all packaging materials, which inventories shall be reduced to writing and a copy thereof shall be delivered to Company not later than fifteen (15) days from such termination or expiration. Written notice of the taking of each inventory shall be given Company at least forty-eight (48) hours prior thereto. Company shall have the right to be present at such physical inventory or to take its own inventory, and to exercise all rights it has available with respect to the examination of Manufacturer's books and records. If Manufacturer does not allow Company to take such inventory, it shall have no right to sell the remaining Products as provided in Paragraph 20(e) below.

            (d) Manufacturer recognizes that any sale of the Products upon termination or expiration, would cause irreparable damage to the prestige of Company and to the Trademarks, and to the goodwill pertaining thereto.

            (e) Upon expiration or termination of this Agreement, Manufacturer shall cease the manufacture of Products. All the Products set forth on the inventories referred to in subdivision (i) and (ii) of Paragraph 20(c) which are not purchased by Company pursuant to such paragraph may be sold subject to Company's prior right to approve the customers in writing and the terms and conditions of each sale. Such sale shall otherwise be strictly in accordance with the terms, covenants and conditions of this Agreement as though the Agreement had not expired or terminated. In no event shall Manufacturer sell any Products to any third party without the prior written approval of Company.

      21.  NOTICES.

            All notices which either party hereto is required or may desire to give shall be given by addressing the same to the address hereinafter in this paragraph, or at such other address as may be designated in writing by any party in a notice to the other given in the manner prescribed in this paragraph. All such notices shall be sufficiently given when mailed by registered or certified mail. The address to which any such notices, shall be given are the following:

      TO COMPANY:                         TO MANUFACTURER:








      22.  NO PARTNERSHIP, ETC.

            This Agreement does not constitute and shall not be construed as a partnership or joint venture between Company and Manufacturer. Neither party shall have any right to obligate or bind the other party in any manner whatsoever, and nothing herein contained shall give, or is intended to give, any rights of any kind to any third persons.

      23. NON-ASSIGNABILITY, ETC.

            This Agreement shall bind and inure to the benefit of Company and its successors and assigns. This Agreement is personal to Manufacturer, and Manufacturer shall not franchise its rights hereunder and neither this Agreement nor any of the rights of Manufacturer hereunder shall be sold, transferred or assigned by Manufacturer and no rights hereunder shall devolve by operation of law or otherwise upon any receiver, liquidator, trustee or other party.

      24.  SEVERABILITY.

            If any provision or any portion of any provision of this Agreement shall be construed to be illegal, invalid, or unenforceable, such shall be deemed stricken and deleted from this Agreement to the same extent and effect as if never incorporated herein, but all other provisions of this Agreement and remaining portion of any provision which is illegal, invalid or unenforceable in part shall continue in full force and effect.

      25.  HEADINGS.

            The headings of the Paragraphs of this Agreement are for convenience only and shall in no way limit or affect the term or conditions of this Agreement.

      26.  COUNTERPARTS.

            This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      27.  CONSTRUCTION.

            This Agreement shall be construed in accordance with the laws of the State of New York of the United States of America with the same force and effect as if fully executed and to be performed therein.

      28.  JURISDICTION

            The parties hereby consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any of the courts of the State of New York in any dispute arising under this Agreement and agree further that service of process or notice in any such action, suit or proceeding shall be effective if in writing and delivered in person or sent as provided in Paragraph 21 hereof.

      29.  WAIVER, MODIFICATION, ETC.

            No waiver, modification or cancellation of any term or condition of this Agreement shall be effective unless executed in writing by the party charged therewith. No written waiver shall excuse the performance of any acts other than those specifically referred to herein. The fact that Company has not previously insisted upon Manufacturer expressly complying with any provision of this Agreement shall not be deemed to be a waiver of Company's future right to require compliance in respect thereof and Manufacturer specifically acknowledges and agrees that the prior forbearance in respect of any act, term or condition shall not prevent Company from subsequently requiring full and complete compliance thereafter.

      IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.

-------------------------------------     ------------------------------------
[LICENSEE NAME]                           [MANUFACTURER NAME]
By: ________________________________      By:_________________________________
Print Name: ________________________      Print Name:_________________________
Title: _____________________________      Title:______________________________
Date: ______________________________      Date: ______________________________









                                  EXHIBIT D

                          Tommy Hilfiger Corporation
                           Supplier Code of Conduct

            We, at the Tommy Hilfiger Corporation (hereinafter "Tommy Hilfiger") are proud of our tradition of conducting our business in accordance with the highest ethical standards and in compliance with the laws of the United States and of the countries in which we produce, buy and sell our products.

      Tommy Hilfiger is committed to legal compliance and ethical business practices in all operations and seeks to do business with suppliers who share that commitment. Tommy Hilfiger actively seeks to engage as its suppliers, companies which offer their workers safe and healthy workplaces.

      Tommy Hilfiger will not tolerate exploitative or abusive conditions once known. The Tommy Hilfiger Supplier Code of Conduct (hereinafter the "Code of Conduct") defines our minimum expectations. No Code can be all inclusive, but we expect our suppliers to act reasonably in all respects and to ensure that no abusive, exploitative or illegal conditions exist at their workplaces.

      Tommy Hilfiger requires its suppliers to extend principles of fair and honest dealing to all others with whom they do business, including employees, subcontractors and other third parties. We also require our suppliers to ensure and to certify to us that no abusive, exploitative or illegal conditions exist at the workplaces of their suppliers and subcontractors.

      Tommy Hilfiger will only do business with suppliers who obey the laws of the country in which they operate and the principles expressed in this Code of Conduct.

      Tommy Hilfiger will only do business with suppliers who have certified to us that their business practices are lawful, ethical and in compliance with the principles set forth in this Code of Conduct. Moreover, Tommy Hilfiger will only do business with suppliers who have agreed to be subjected to the scrutiny of the Tommy Hilfiger Supplier Monitoring Program under which they will be inspected and evaluated to ensure their compliance with this Code of Conduct.

      Forced Labor: Tommy Hilfiger will not purchase products or components thereof from suppliers that use forced labor, prison labor, indentured labor or exploited bonded labor, or permit their suppliers to do so.

      Child Labor: Tommy Hilfiger will not purchase products or components thereof manufactured by persons younger than 15 years of age or younger than the age of completing compulsory education in the country of manufacture where such age is higher than 15.



                                  Addendum A

      Harassment or Abuse: Tommy Hilfiger suppliers and subcontractors must treat their employees with respect and dignity. No employee shall be subject to physical, sexual or psychological harassment or abuse.

      Nondiscrimination: Tommy Hilfiger suppliers and subcontractors shall not subject any person to discrimination in employment, including hiring, salary, benefits, advancement, discipline, termination or retirement, on the basis of gender, race, religion, age, disability, sexual orientation, nationality, political opinion, or social or ethnic origin.

      Health and Safety: Tommy Hilfiger suppliers and subcontractors shall provide a safe and healthy working environment to prevent accidents and injury to health arising out of, linked with, or occurring in the course of work or as a result of the operation of employer facilities. Employers must fully comply with all applicable workplace conditions, safety and environmental laws.

      Freedom of Association: Tommy Hilfiger suppliers and subcontractors shall recognize and respect the right of employees to freely associate in accordance with the laws of the countries in which they are employed.

      Wages and Benefits: Tommy Hilfiger suppliers and subcontractors recognize that wages are essential to meeting employees' basic needs. Tommy Hilfiger suppliers and subcontractors shall pay employees at least the minimum wage required by local law regardless of whether they pay by the piece or by the hour and shall provide legally mandated benefits.

      Work Hours: Tommy Hilfiger suppliers and subcontractors shall not require their employees to work more than the limits on regular and overtime hours allowed by the law of the country of manufacture. Except under extraordinary business circumstances, Tommy Hilfiger suppliers' and subcontractors' employees shall be entitled to one day off in every seven-day period. Tommy Hilfiger suppliers and subcontractors must inform their workers at the time of their hiring if mandatory overtime is a condition of their employment. Tommy Hilfiger suppliers and subcontractors shall not compel their workers to work excessive overtime hours.

      Overtime Compensation: Tommy Hilfiger suppliers' and subcontractors' employees, shall be compensated for overtime hours at such premium rate as is legally required in the country of manufacture or, in countries where such laws do not exist, at a rate at least equal to their regular hourly compensation rate.

      Contract Labor: Tommy Hilfiger suppliers or subcontractors shall not use workers obligated under contracts which exploit them, which deny them the basic legal rights available to people and to workers within the countries in which they work or which are inconsistent with the principles set forth in this Code of Conduct



                                  Addendum A

      Legal and Ethical Business Practices: Tommy Hilfiger suppliers and subcontractors must fully comply with all applicable local, state, federal, national and international laws, rules and regulations including, but not limited to, those relating to wages, hours, labor, health and safety, and immigration. Tommy Hilfiger suppliers and subcontractors must be ethical in their business practices.

      Penalties: Tommy Hilfiger reserves the right to terminate its business relationship with any supplier who violates this Code of Conduct or whose suppliers or subcontractors violate this Code of Conduct. Tommy Hilfiger reserves the right to terminate its business relationship with suppliers who fail to provide written confirmation to Tommy Hilfiger that they have a program in place to monitor their suppliers and subcontractors for compliance with this Code of Conduct.
































                                  Addendum A

                                 CERTIFICATION

      In consideration of Tommy Hilfiger U.S.A., Inc. ("THUSA") placing orders for the manufacture of Tommy Hilfiger(R) brand merchandise with us in the future, and in compliance with THUSA's Manufacturing Agreement with us (the "Agreement"), we hereby certify that:

      I. Any merchandise (including components thereof) we manufacture or cause to be manufactured under the Agreement will be manufactured in compliance with:
(1) all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, if the merchandise is manufactured outside the United States, it will be manufactured in compliance with the wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor; (2) we currently have in effect and will maintain a program of monitoring all of our suppliers, subcontractors, subcontract sewing shops and other designated contract facilities producing Tommy Hilfiger(R) brand merchandise for compliance with (1) above; (3) we will obtain the signature of an authorized representative of our suppliers, subcontractors, subcontract sewing shops and other designated contract facilities producing Tommy Hilfiger(R) brand merchandise on a current supplier agreement, as provided by THUSA; and (4) within two (2) weeks of the execution of this Certification, we will provide to THUSA the names and addresses of all of our suppliers, subcontractors, subcontract sewing shops and other designated contract facilities producing Tommy Hilfiger(R) brand merchandise under the Agreement and all such merchandise shall be manufactured solely in factories (whether operated by our suppliers, subcontractors, subcontract sewing shops or designated contract facilities) that have been inspected and approved in writing by our authorized employee or agent; and (5) all shipping documents which accompany all Tommy Hilfiger(R) brand merchandise will include the following language (either preprinted or "stamped"):

                  "We hereby certify that the merchandise (including components thereof) covered by this shipment was, if manufactured in the United States, in compliance with all applicable requirements
                  (1) of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under Section 14 thereof; (2) state and local laws pertaining to child labor, minimum wage and overtime compensation; or if the merchandise was manufactured outside the United States, in compliance with the wage and hour laws of the country of manufacture and without the use of child (persons under the age of 15 or

                                  Addendum B
            younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited bonded, forced or slave labor; and for all merchandise, wherever manufactured, in compliance with the Tommy Hilfiger Supplier Code of Conduct. We further certify that we have in effect a program of monitoring our subcontractors and suppliers and other designated contract facilities which manufacture Tommy Hilfiger(R) brand merchandise which is sufficient to ensure such entities' compliance with the foregoing. We also certify that upon importation (if applicable) this shipment is in compliance with all laws applicable to the designation of country of origin and is being shipped under legally issued and valid export license or visa."

      II. Neither we, nor any of our subcontractors or suppliers, will in the manufacture or treatment of any of the merchandise and Products (including the components thereof) manufactured hereunder use any Azo dyes that can be split into any of the following amines:

                            CAS #                                       CAS #
4-Aminobiphenlyl            92-67-1    3,3'-Dimethoxybenzidine          119-90-4
Benzidine                   92-87-5    3,3'-Dimethylbenzadine           119-93-7
4-Chloro-o-toluidine        95-69-2    3,3'-Dimethyl-                   838-88-0
2-Naphthylamin              91-59-8       4,4'diaminodiphenylmethane
o-Aminoazotoluol            97-56-3    p-Kresidin                       120-71-8
2-amino-4-nitrotoluol       99-55-8    4,4'Methaylen-bis-(2-chloranilin)101-14-4
p-Chloroaniline             106-47-8   4,4'Oxydianiline                 101-80-4
2,4-Diaminoanisole          615-05-4   4,4'Thiodianiline                139-65-1
4,4'-Diaminodiphenylmethane 101-77-9   o-Toluidine                      95-53-4
3,3'-Dichlorbenzidin        91-94-1    2,4-Toluylenediamine             95-80-7
Aminoanabenzane                        2,4,5-Trimethylaniline           137-17-7
                                   o-Anisidine


and;

      III. We, and our subcontractors or suppliers, will only use the following chemicals in connection with the manufacture or treatment of any of the merchandise and products (including the components thereof) manufactured hereunder, in accordance with the following standards or any further standards THUSA designates from time to time:

                  (i) Formaldehyde: Must be less than 300 p.p.m. when tested in by the Acetylacetone method in accordance with Japanese law 112.



                                  Addendum B

                  (ii) Pentachlorophenol (Pesticides): Must be less than 5 p.p.m.

                  (iii) Nickel:  In the event any  metal  parts of a garment  or other merchandise coming into contact with the skin, contain nickel in excess of 0.5 micrograms per square centimeter/week, Company must be so notified and special warning labels need to be attached to the garment.

                                    ----------------------------------
                                    [Name of your Company]

Date: _____________________         By:_______________________________
                                         [Authorized Signature]

                                    Print Name:  _______________________



























                                  Addendum B

TOMMY HILFIGER LICENSING, INC.                        PAGE_______OF ______
                              DATE________________



FORM MUST BE SUBMITTED COMPLETED                SUBMIT TO THE ATTENTION OF:
                                                TOMMY HILFIGER LICENSING, INC.
                                                913 N. MARKET STREET
                                                WILMINGTON, DELAWARE  19801



NAME OF LICENSEE______________________________________________________________

LICENSED PRODUCT______________________________________________________________

LICENSEE'S ADDRESS____________________________________________________________

EXPENDITURES  REFLECT THE PERIOD _____ / _____ / _____ TO _____  /_____  /_____,
ALL TEARSHEETS AND ADVERTISING BILLS MUST ACCOMPANY THIS FORM.



DATE OF                       PUBLICATION OF                DOLLAR AMOUNT
ADVERTISING                   TYPE OF ADVERTISING                 LICENSEE
SPENT


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------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

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                                  EXHIBIT E

                                 CERTIFICATION

      In consideration of ____________________ ("Company") placing orders for the manufacture of Tommy Hilfiger(R) brand merchandise with us in the future, and in compliance with Company's Manufacturing Agreement with us (the "Agreement"), we hereby certify that:

      I. Any merchandise (including components thereof) we manufacture or cause to be manufactured under the Agreement will be manufactured in compliance with:
(1) all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, if the merchandise is manufactured outside the United States, it will be manufactured in compliance with the wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, bonded, forced or slave labor; (2) we currently have in effect and will maintain a program of monitoring all of our suppliers and subcontractors and other designated contract facilities producing Tommy Hilfiger(R) brand merchandise for compliance with (1) above; (3) we will obtain the signature of an authorized representative of (i) our subcontractors and other designated contract facilities producing Tommy Hilfiger(R) brand merchandise on a current Manufacturing Agreement in the same form as that which we have executed with Company and (i) our suppliers on a Certification in the same form as this Certification; and (4) within two (2) weeks of the execution of this Certification, we will provide to Company the names and addresses of all of our suppliers, and subcontractors and other designated contract facilities producing Tommy Hilfiger(R) brand merchandise under the Agreement and all such merchandise shall be manufactured solely in factories (whether operated by our suppliers, subcontractors or other designated contract facilities) that have been inspected and approved in writing by our authorized employee or agent; and (5) all commercial invoices which accompany all Tommy Hilfiger(R) brand merchandise will include the following language (either preprinted or "stamped"):

      "We hereby certify that the merchandise (including components thereof) covered by this shipment was manufactured in compliance with (1) all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, (2) if manufactured outside the United States, was manufactured in compliance with all applicable requirements of the wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is

                                  EXHIBIT G
      higher than 15), prison, indentured, bonded, forced or slave labor. We further certify that we currently have in effect a program of monitoring of our suppliers and subcontractors and other designated contract facilities which manufacture Tommy Hilfiger(R) brand merchandise to ensure their compliance with the Fair Labor Standards Act and all state, local and foreign laws pertaining to wages, overtime compensation, benefits, hours, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association and that their products or and the components thereof are made without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, bonded, forced or slave labor. We also certify that upon importation (if applicable) this shipment is in compliance with all laws applicable to the designation of country of origin and is being shipped under legally issued and valid export license or visa."

      II. Neither we, nor any of our subcontractors or suppliers, will use any of the following chemicals or dyestuffs in the manufacture or treatment of any of the merchandise and Products (including the components thereof) manufactured hereunder:

                            CAS #                                       CAS #
4-Aminobiphenlyl            92-67-1    3,3'-Dimethoxybenzidine          119-90-4
Benzidine                   92-87-5    3,3'-Dimethylbenzadine           119-93-7
4-Chloro-o-toluidine        95-69-2    3,3'-Dimethyl-                   838-88-0
2-Naphthylamin              91-59-8       4,4'diaminodiphenylmethane
o-Aminoazotoluol            97-56-3    p-Kresidin                       120-71-8
2-amino-4-nitrotoluol       99-55-8    4,4'Methaylen-bis-(2-chloranilin)101-14-4
p-Chloroaniline             106-47-8   4,4'Oxydianiline                 101-80-4
2,4-Diaminoanisole          615-05-4   4,4'Thiodianiline                139-65-1
4,4'-Diaminodiphenylmethane 101-77-9   o-Toluidine                      95-53-4
3,3'-Dichlorbenzidin        91-94-1    2,4-Toluylenediamine             95-80-7
Aminoanabenzane                        2,4,5-Trimethylaniline           137-17-7
                                   o-Anisidine


and;

      III. We, and our subcontractors or suppliers, will only use the following chemicals in connection with the manufacture or treatment of any of the merchandise and products (including the components thereof) manufactured hereunder, in accordance with the following standards or any further standards Company and THLI designate from time to time:

                  (i) Formaldehyde: Must be less than 300 p.p.m. when tested in by the Acetylacetone method in accordance with Japanese law 112.


                                  EXHIBIT G

                  (ii) Pentachlorophenol (Pesticides): Must be less than 5 p.p.m.

                  (iii) Nickel:  In the event any  metal  parts of a garment  or other merchandise coming into contact with the skin, contain nickel in excess of 0.5 micrograms per square centimeter/week, Company must so notified and special warning labels need to be attached to the garment.


                                    ----------------------------------
                                    [Name of your Company]

Date: _____________________         By:_______________________________
                                         [Authorized Signature]

                                    Print Name:  _______________________


























                                  EXHIBIT G

                          Tommy Hilfiger Corporation
                           Supplier Code of Conduct

            We, at the Tommy Hilfiger Corporation (hereinafter "Tommy Hilfiger") are proud of our tradition of conducting our business in accordance with the highest ethical standards and in compliance with the laws of the United States and of the countries in which we produce, buy and sell our products.

      Tommy Hilfiger is committed to legal compliance and ethical business practices in all operations and seeks to do business with suppliers who share that commitment. Tommy Hilfiger actively seeks to engage as its suppliers, companies which offer their workers safe and healthy workplaces.

      Tommy Hilfiger will not tolerate exploitative or abusive conditions once known. The Tommy Hilfiger Supplier Code of Conduct (hereinafter the "Code of Conduct") defines our minimum expectations. No Code can be all inclusive, but we expect our suppliers to act reasonably in all respects and to ensure that no abusive, exploitative or illegal conditions exist at their workplaces.

      Tommy Hilfiger requires its suppliers to extend principles of fair and honest dealing to all others with whom they do business, including employees, subcontractors and other third parties. We also require our suppliers to ensure and to certify to us that no abusive, exploitative or illegal conditions exist at the workplaces of their suppliers and subcontractors.

      Tommy Hilfiger will only do business with suppliers who obey the laws of the country in which they operate and the principles expressed in this Code of Conduct.

      Tommy Hilfiger will only do business with suppliers who have certified to us that their business practices are lawful, ethical and in compliance with the principles set forth in this Code of Conduct. Moreover, Tommy Hilfiger will only do business with suppliers who have agreed to be subjected to the scrutiny of the Tommy Hilfiger Supplier Monitoring Program under which they will be inspected and evaluated to ensure their compliance with this Code of Conduct.

      Forced Labor: Tommy Hilfiger will not purchase products or components thereof from suppliers that use forced labor, prison labor, indentured labor or exploited bonded labor, or permit their suppliers to do so.

      Child Labor: Tommy Hilfiger will not purchase products or components thereof manufactured by persons younger than 15 years of age or younger than the age of completing compulsory education in the country of manufacture where such age is higher than 15.



                                  EXHIBIT H

      Harassment or Abuse: Tommy Hilfiger suppliers and subcontractors must treat their employees with respect and dignity. No employee shall be subject to physical, sexual or psychological harassment or abuse.

      Nondiscrimination: Tommy Hilfiger suppliers and subcontractors shall not subject any person to discrimination in employment, including hiring, salary, benefits, advancement, discipline, termination or retirement, on the basis of gender, race, religion, age, disability, sexual orientation, nationality, political opinion, or social or ethnic origin.

      Health and Safety: Tommy Hilfiger suppliers and subcontractors shall provide a safe and healthy working environment to prevent accidents and injury to health arising out of, linked with, or occurring in the course of work or as a result of the operation of employer facilities. Employers must fully comply with all applicable workplace conditions, safety and environmental laws.

      Freedom of Association: Tommy Hilfiger suppliers and subcontractors shall recognize and respect the right of employees to freely associate in accordance with the laws of the countries in which they are employed.

      Wages and Benefits: Tommy Hilfiger suppliers and subcontractors recognize that wages are essential to meeting employees' basic needs. Tommy Hilfiger suppliers and subcontractors shall pay employees at least the minimum wage required by local law regardless of whether they pay by the piece or by the hour and shall provide legally mandated benefits.

      Work Hours: Tommy Hilfiger suppliers and subcontractors shall not require their employees to work more than the limits on regular and overtime hours allowed by the law of the country of manufacture. Except under extraordinary business circumstances, Tommy Hilfiger suppliers' and subcontractors' employees shall be entitled to one day off in every seven-day period. Tommy Hilfiger suppliers and subcontractors must inform their workers at the time of their hiring if mandatory overtime is a condition of their employment. Tommy Hilfiger suppliers and subcontractors shall not compel their workers to work excessive overtime hours.

      Overtime Compensation: Tommy Hilfiger suppliers' and subcontractors' employees, shall be compensated for overtime hours at such premium rate as is legally required in the country of manufacture or, in countries where such laws do not exist, at a rate at least equal to their regular hourly compensation rate.

      Contract Labor: Tommy Hilfiger suppliers or subcontractors shall not use workers obligated under contracts which exploit them, which deny them the basic legal rights available to people and to workers within the countries in which they work or which are inconsistent with the principles set forth in this Code of Conduct




                                  EXHIBIT H

      Legal and Ethical Business Practices: Tommy Hilfiger suppliers and subcontractors must fully comply with all applicable local, state, federal, national and international laws, rules and regulations including, but not limited to, those relating to wages, hours, labor, health and safety, and immigration. Tommy Hilfiger suppliers and subcontractors must be ethical in their business practices.

      Penalties: Tommy Hilfiger reserves the right to terminate its business relationship with any supplier who violates this Code of Conduct or whose suppliers or subcontractors violate this Code of Conduct.

      Tommy Hilfiger reserves the right to terminate its business relationship with suppliers who fail to provide written confirmation to Tommy Hilfiger that they have a program in place to monitor their suppliers and subcontractors for compliance with this Code of Conduct.





























                                  EXHIBIT H